UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
 Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2016

Item 1. Report to Stockholders.

Muzinich & Co.

Muzinich Credit Opportunities Fund

Muzinich U.S. High Yield
Corporate Bond Fund

Muzinich Low Duration Fund

ANNUAL REPORT
December 31, 2016

Table of Contents

A Message to our Shareholders	1
Sector Allocations	9
Historical Performance	12
Schedules of Investments	17
Statements of Assets and Liabilities	42
Statements of Operations	44
Statements of Changes in Net Assets	46
Financial Highlights	50
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	73
Expense Examples	74
Approval of Investment Advisory Agreement	77
Trustees and Executive Officers	84
Additional Information	87
Privacy Notice	89

Muzinich Funds

Dear Investors:

The Muzinich Credit Opportunities Fund (“Credit Opportunities Fund”) finished the year ended December 31, 2016 with assets of $251,619,768 and a net return of 6.34% for the Supra Institutional Class, 6.20% for the Institutional Class, and -0.52% for Class A which was launched on September 1, 2016.  These returns lagged the 7.49% return of the BofA Merrill Lynch Global Corporate & High Yield Index (GI00), which is the Fund’s primary benchmark.  Since inception from January 3, 2013 the Fund’s Supra Institutional Class has gained an annualized net return of 4.77%, net of fees and expenses, while the benchmark has returned a more modest 3.76% annualized.

Performance as of	1	3	Since
December 31, 2016 (Unaudited)	Year	Year	Inception
Credit Opportunities Fund - Supra Institutional	6.34	3.64	4.77
BofA Merrill Lynch Global
Corporate & High Yield Index (GI00)	7.49	4.50	3.76
Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-689-4642. The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Expense Ratios*
Gross Expense Ratio: 0.90%
Net Expense Ratio: 0.60%^

*
Expense ratios are from Credit Opportunities Fund’s most recent prospectus dated April 29, 2016 (Supra Institutional Class).  See the Financial Highlights on page 51 for the most current expense ratios.

^	The Advisor has contractually agreed to waive its fees and reimburse certain expenses through April 30, 2017.

The Muzinich U.S. High Yield Corporate Bond Fund (“U.S. High Yield Fund”) launched with a subscription of $4,000,000 on March 31, 2016 and finished the year ended December 31, 2016 with assets of $82,980,414.  The Fund has returned 7.74% net over this period vs. the 11.22% return of the benchmark, the BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index (JUC4).

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The Muzinich Low Duration Fund (“Low Duration Fund”) launched with a subscription of $1,000,000 on June 30, 2016. The Fund grew dramatically over a couple of transaction days in November, reaching assets on December 31, 2016 of $263,780,453.  During the year, the Fund had a net return of 1.19% vs. a return of -0.36% in the BofA Merrill Lynch 1-3 Year US Corporate & Government Index (B1A0) which serves as this Fund’s primary benchmark.

Market

Contrary to 2015, corporate credit investors in 2016 benefited from attractive returns as corporate bonds and floating rate syndicated loans across the rating spectrum revived, largely on stabilization of the oil and metals and mining (coal and iron ore) sectors.  These sectors had declined precipitously in 2015 and the first six weeks of 2016 and created an elevated level of high yield company bond defaults, particularly in the first half of the year.  The highest-rated fixed income—U.S. Treasuries, fared less well in 2016 with 7-10 year U.S. Treasuries eking out a return of just under 1% on interest rate increases by the U.S. Federal Reserve.  In this environment in which risk came back in favor, and in which some of the market’s lowest-rated (and formerly stressed) credits outperformed, Muzinich Funds delivered attractive, positive results, but did not outperform major market indices.

Global corporate credit market performance can be divided into two distinct (though uneven) periods over the year.  In a continuation from 2015, negative sentiment was particularly pronounced in January as oil prices continued to decline on concerns about a continued supply/demand imbalance and concerns surrounding Chinese growth.  The U.S. and emerging markets were particularly hard hit by commodity price fear.  In mid-February, sentiment shifted dramatically—and almost without challenge throughout the rest of the year—as oil prices stabilized and concerns about global growth abated.  The rally in global risk assets, including global high yield and even equities, gathered further impetus after the European Central Bank (“ECB”) announced an increase in the size and scope of its current Quantitative Easing program in addition to cutting rates.  While not directly buying U.S. dollar high yield paper, the ECB’s continued stimulus of the European economy provided a clear headwind to Federal Reserve rate increases in the U.S. and signaled a likely “lower-for-longer” policy that spurred a global move to corporate credit.  Global corporate credit markets experienced inflows—and even accelerating inflows—for much of the remainder of the year as investors looked initially to take advantage of attractive valuations after a challenging 2015 and then—even as bond prices appreciated—to capture yield wherever it was available, including in both lower-rated and longer-duration credit (where the duration of a bond measures its sensitivity to changes in interest rates.  Generally, when interest rates increase, bond prices may decrease).

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Overall, lower rated, stressed, basic materials (energy and metals/mining) outperformed from mid-February and for much of the rest of the year.  Emerging market issuers in hard currency markets also benefited, performing generally well on both rising oil and global central bank loosening.

Political risk and interest rate risk appeared poised to derail the market’s strong bid for risk assets throughout the year, but failed to do so in any enduring way.  We had hoped that market volatility could create opportunities to invest in bonds we would find attractive at lower prices, but such opportunities proved uniquely short-lived and self-healing in 2016.  Notably, markets wobbled for two days in June (the Brexit vote was on June 23rd) with the passage of the Brexit vote in which the UK citizenry voted to leave the European Union; in September on the back of the market’s sense that the U.S. Federal Reserve (“Fed”) was becoming increasingly likely to impose an interest rate increase; and briefly (overnight!) upon the November U.S. election of Donald Trump as its next President.  Ironically, as investor surprise at Trump’s election turned into a bid for risk assets that might benefit from increased fiscal spending and lower regulation, the Fed’s bid to raise interest rates became more plausible.  Ultimately, with regard to U.S. interest rates, the bark appeared to be worse than the actual bite the markets feared.  The Fed raised rates less than anticipated in 2016.  In this environment, high yield—which was able to largely absorb anticipated rate increases through a narrowing spread—fared far better than higher rated paper in October and November.  For a brief period prior to the actual Fed funds rate increase in December, the year’s strong bid for duration waned.  Investors turned their backs on investment grade paper which delivered negative returns globally during the fourth quarter and surged into floating rate syndicated loan opportunities which can actually benefit as rates rise.  By the time December came, the Fed was able to impose a small rate increase largely without impact, allowing risk-on sentiment to take over.  However, with renewed economic momentum in the second half of 2016, there is a risk that the Fed will be more active in 2017.  We would expect high yield to again hold up better when compared with more duration sensitive assets should that be the case.

Performance Factors

Credit Opportunities Fund

Over the year, the Credit Opportunities Fund generated positive performance, but modestly lagged the broader credit markets on a gross basis as fixed income priced up across the board.  Specifically, the Fund was underweight lower-quality high yield risk through the year, particularly in the energy, metals and mining and other commodities sectors.  Investment grade positions and high yield were both rewarded over the period.  Throughout the year, we worked to judiciously add risk and reduce Treasury and cash

Muzinich Funds

allocations.  Nevertheless, within the Fund’s high yield bucket, our higher quality and shorter duration credits detracted from relative Fund performance overall in a year in which risk within high yield outperformed strongly—at least after mid-February.

Notably, our lower-risk positioning approaching the Brexit vote helped the fund outperform the broader credit markets mid-year.  Similarly, the Credit Opportunities Fund outperformed the index in the fourth quarter (which was negative for both the Fund and the market)—particularly when the market was challenged on potential interest rate increases during October and November.  This decline reflects a modest decline in October, more significant November decline and the market’s December bounce.  December is particularly notable in that on a gross basis, the Credit Opportunities Fund captured the full market benchmark return, having hedged capital much better than the market in October and November.  This result therefore displayed tactical positioning that worked.  Specifically, in October, we began to seek ways to reduce volatility heading into the uncertainty of U.S. elections and the growing likelihood of a rate increase.  We began to move the portfolio out of longer duration investment grade positions and into more short duration high yield positions to reduce interest rate risk and potential price volatility.  In November, we accented this trade with the introduction of a short position in Treasury futures—a far cry from our 2015 use of T-bills to dampen volatility.  From a sector perspective, the Fund benefited over the period from better-than-market selectivity in the energy sector—which we are now overweight—and from increased exposure to banking—a sector in which we have been underweight for much of the Credit Opportunities Fund’s history.  Healthcare bonds detracted from performance as the U.S. Presidential election threw the future of the Affordable Care Act into question.  Our U.S. portion of the portfolio stayed around 69% for the quarter as a whole, but for year end, we made adjustments that increased exposure to certain more commodity sensitive parts of the emerging markets and toward Canada.

As with our mid-year report, we are generally positive on credit, but remain disciplined as valuations are generally high.  We prefer credit risk to duration, but would consider adding duration risk after it has been discounted by the market.  Broadly, we hold a strong conviction that the portfolio is well positioned, but will look to adjust as we see events unfold.

U.S. High Yield Fund

As noted from the returns as the top of this letter, U.S. High Yield Fund delivered attractive returns, but lagged those of its high-performing benchmark.  We think the investment results speak well of our efforts to get U.S. High Yield Fund invested in a rising market and, particularly in a market in which the lowest rated credits in the most cyclical industries such as energy and metals and

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mining were gaining the most.  We remained true to our higher-quality, longer-term style bias since the Fund’s inception as we looked to invest assets.  We note as well that during the investment process, it is challenging from a return perspective to immediately overcome the initial bid-ask spread of investing.  In order to get the portfolio exposed to the market, we initially commenced by investing briefly in ETFs.  We have been working particularly as U.S. High Yield Fund grew in the fourth quarter to reduce ETF exposure as we could diversify the portfolio into individual holdings that meet our investment standards—although it was somewhat challenging to buy into the market’s strength.  Quite simply, the U.S. high yield market has represented too many dollars chasing too few bonds on strong inflows from yield seeking investors.  The portfolio remains small in overall volume, but we have largely succeeded in building a diversified portfolio in line with our strategy.

From an industry perspective, we focused more on defensive, utility-type industries, rather than on cyclicals.  Key commitments include significant commitments to healthcare, telecommunications, and in cable/satellite TV. While the Fund had almost 9% devoted to energy at year end, this was still considerably lower than would have been the case for a Muzinich U.S. high yield portfolio in 2014.  Within energy and metals and mining, we are focused on higher-rated high yield companies, including fallen angels.  We have focused on higher-rated issues as a result of our view that high yield has gained significantly in 2016 and is more likely to follow a coupon-clipping trajectory, rather than a capital appreciation trajectory, for the coming year.  There could also be one or more bouts of volatility.

Low Duration Fund

The Low Duration Fund had an eventful initial half-year in which Fund assets surged over just a couple of days in November to more than $260 million, enabling the Fund to begin its investment program in earnest, purchasing individual short duration securities and loans.  We continued to hold some ETF exposure through the period as we wanted to be selective in putting cash to work. The Low Duration Fund outperformed its benchmark despite the costs of getting invested as corporate credit generally outperformed the government portions of the benchmark.  The Low Duration Fund had its biggest contributions over the period on a sector basis from diversified financial services, banking, and energy—all of which are sectors we think benefit very directly from current interest rate or commodity price trends.  The portfolio is invested in U.S. dollars, euros, and British pounds, with euro positions the big outperformer over the period (as currency risk has been hedged).  At this time, we are generally maximizing the portfolio’s ability to hold more credit-sensitive high yield paper so long as we maintain the required average investment grade profile.  The Low

Muzinich Funds

Duration Fund’s short duration approach is in line with our broad preference at this time to buy credit risk over duration risk across our strategies.

Outlook

What can we expect of U.S. rates given the divergence between the Fed on the one hand and the ECB and Bank of Japan (“BoJ”) on the other?  The Fed has for the last few quarters been on a slow path towards rate normalization, while the ECB and BoJ remain highly accommodative.  If U.S. economic data is strong in the coming quarters, we can reasonably expect the Federal Reserve to move faster on rate hikes as the Fed has made clear that its decision making process is very data dependent.  With inflation more muted in Europe and Japan, the ECB and BoJ will likely need to maintain their monetary policy stimulus.  It is possible therefore that the stimulative monetary policies of the ECB and BoJ could act as an anchor on the long end of the U.S. rate curve, particularly as yield hungry foreign investors buy U.S. Treasuries in their search for some yield.  Achieving rate normalization could prove to be a challenge for the Fed in a world of low and negative interest rates.  Across our strategies, there is a common preference at this moment for credit risk over duration risk, although we would not be averse to buying duration at the right price.  We await the New Year’s new issue pipeline to help present lower priced buying opportunities, and to help relieve technical price pressure on scarce, bid-up supply of lower-rated credit globally.

We appreciate the confidence and trust you have placed in Muzinich.

Sincerely,

Michael McEachern	Anthony DeMeo

Warren Hyland	Thomas Samson

Bryan Petermann	Clinton Comeaux

Tatjana Greil-Castro

Muzinich Funds

Past performance does not guarantee future results.

Short term performance in particular, is not a good indication of the Funds’ future performance, and an investment should not be made based solely on returns.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus. Floating rate loans may not be fully collateralized and therefore may decline significantly in value. Each Fund will bear its share of the fees and expenses of investments in underlying funds or ETFs. Shareholders will pay higher expenses than would be the case if making direct investments in underlying funds or ETFs. Because the Funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Funds invest in high yield debt instruments which tend to be less liquid than higher quality debt instruments. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Please note that while the Funds’ prospectus states that the Funds may use leverage, and that they may make short sales of securities, which involve the risk that losses may exceed the original amount invested, the Funds’ portfolio managers do not anticipate engaging in either practice.

The Funds will endeavor to limit price fluctuations caused by the changing relative value of currencies in which the Funds invest, but hedging involves costs and there can be no guarantee that the Funds will be perfectly hedged or that the hedging will work as anticipated.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Must be preceded or accompanied by a prospectus.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’ which is the highest grade to ‘D,’ which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as non-rated.

Index Definitions:

The BofA Merrill Lynch Global Corporate & High Yield Index (GI00) is an unmanaged index tracking the performance of fixed-rate investment grade and below investment grade corporate debt publicly issued in the major domestic and eurobond markets. Qualifying currencies include AUD, CAD, EUR, JPY, GBP, and USD. Qualifying issues must meet minimum size requirements denominated in the currency of issue, and must have a remaining term of at least one year to maturity.

The BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index (JUC4) contains all securities in The BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based

Muzinich Funds

on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

The BofA Merrill Lynch 1-3 Year US Corporate & Government Index (B1A0) is a subset of The BofA Merrill Lynch US Corporate & Government Index including all securities with a remaining term to final maturity less than 3 years.

Glossary:

U.S. Treasury is a fixed-interest U.S. government debt security with a maturity of more than 10 years.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

It is not possible to invest directly in an index.

Muzinich & Co. is a registered investment adviser. The Muzinich Funds are distributed by Quasar Distributors, LLC.

Credit Opportunities Fund

SECTOR ALLOCATION at December 31, 2016 (Unaudited)

Sector Allocation	% of Net Assets

Energy	17.1%
Telecommunications	10.0%
Banking	8.1%
Cable/Satellite TV	6.3%
Food/Beverage/Tobacco	5.9%
Healthcare	4.3%
Super Retail	4.1%
Sovereign	4.0%
Utilities	3.8%
Metals/Mining	3.5%
Technology	3.0%
Containers	2.9%
Consumer Products	2.8%
Broadcasting	2.6%
Diversified Financial Services	2.4%
Restaurants	1.9%
Building Materials	1.6%
Diversified Media	1.6%
Homebuilders/Real Estate	1.4%
Steel	1.4%
Chemicals	1.2%
Services	1.2%
Capital Goods	0.8%
Leisure	0.7%
Food & Drug Retail	0.6%
Hotels	0.5%
Paper	0.5%
Automotive & Auto Parts	0.4%
Railroads	0.3%
Cash & Equivalents*	5.1%
Total	100.0%

*  Represents cash, short-term securities and other assets in excess of liabilities.

U.S. High Yield Fund

SECTOR ALLOCATION at December 31, 2016 (Unaudited)

Sector Allocation	% of Net Assets

Exchange Traded Funds	32.7%
Energy	10.9%
Healthcare	7.2%
Telecommunications	6.6%
Cable/Satellite TV	5.3%
Automotive & Auto Parts	3.3%
Technology	2.9%
Utilities	2.9%
Services	2.8%
Broadcasting	2.4%
Metals/Mining	2.0%
Chemicals	1.9%
Super Retail	1.9%
Building Materials	1.6%
Containers	1.6%
Diversified Media	1.4%
Leisure	1.3%
Food/Beverage/Tobacco	1.2%
Banking	1.0%
Restaurants	0.9%
Capital Goods	0.8%
Diversified Financial Services	0.8%
Homebuilders/Real Estate	0.8%
Steel	0.8%
Consumer Products	0.6%
Entertainment/Film	0.6%
Gaming	0.6%
Food & Drug Retail	0.5%
Paper	0.5%
Aerospace/Defense	0.3%
Airlines	0.3%
Publishing/Printing	0.3%
Hotels	0.0%^
Cash & Equivalents*	1.3%
Total	100.0%

^  Does not round to 0.1%
*  Represents cash, short-term securities and other assets in excess of liabilities.

Low Duration Fund

SECTOR ALLOCATION at December 31, 2016 (Unaudited)

Sector Allocation	% of Net Assets

Banking	13.7%
Telecommunications	12.8%
Energy	9.5%
Automotive & Auto Parts	7.1%
Utilities	6.3%
Diversified Financial Services	5.8%
Steel	3.3%
Cable/Satellite TV	3.3%
Food/Beverage/Tobacco	3.0%
Healthcare	3.0%
Technology	3.0%
Capital Goods	2.8%
Metals/Mining	2.6%
Leisure	2.4%
Services	2.0%
Railroads	1.7%
Super Retail	1.5%
Gaming	1.3%
Aerospace/Defense	1.2%
Food & Drug Retail	1.2%
Airlines	1.0%
Homebuilders/Real Estate	1.0%
Broadcasting	0.8%
Containers	0.7%
Environmental	0.6%
Chemicals	0.4%
Consumer Products	0.4%
Building Materials	0.3%
Exchange Traded Funds	0.3%
Diversified Media	0.2%
Cash & Equivalents *	6.8%
Total	100.0%

*  Represents cash, short-term securities and other assets in excess of liabilities.

Credit Opportunities Fund

HISTORICAL PERFORMANCE – CLASS A

Value of $10,000 vs. BofA Merrill Lynch Global
Corporate & High Yield Index (GI00)
(Unaudited)

	Since	Ending
Returns for the period ended	Inception	Value
December 31, 2016	(8/31/2016)	(12/31/2016)
Credit Opportunities Fund
(Class A) – without maximum load	-0.52%	$9,948
Credit Opportunities Fund
(Class A) – with maximum load	-4.74%	$9,526
BofA Merrill Lynch Global
Corporate & High Yield Index (GI00)	-1.80%	$9,820

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2016, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for the Index.

Credit Opportunities Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $100,000* vs. BofA Merrill Lynch Global
Corporate & High Yield Index (GI00)
(Unaudited)

Average Annual			Since	Ending
Returns for the year ended			Inception	Value
December 31, 2016	1 Year	3 Year	(1/3/2013)	(12/31/2016)
Credit Opportunities Fund
(Supra Institutional)	6.34%	3.64%	4.77%	$120,458
BofA Merrill Lynch
Global Corporate &
High Yield Index (GI00)	7.49%	4.50%	3.76%	$115,832

This chart illustrates the performance of a hypothetical $100,000,000 investment made on January 3, 2013, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for the Index.

*  In thousands.

Credit Opportunities Fund

HISTORICAL PERFORMANCE – INSTITUTIONAL CLASS

Value of $1,000,000 vs. BofA Merrill Lynch Global
Corporate & High Yield Index (GI00)
(Unaudited)

Average Annual		Since	Ending
Returns for the year ended		Inception	Value
December 31, 2016	1 Year	(10/15/2014)	(12/31/2016)
Credit Opportunities Fund
(Institutional)	6.20%	3.46%	$1,078,267
BofA Merrill Lynch Global
Corporate & High Yield Index (GI00)	7.49%	3.03%	$1,069,844

This chart illustrates the performance of a hypothetical $1,000,000 investment made on October 15, 2014, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for the Index.

U.S. High Yield Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $5,000,000 vs. BofA Merrill Lynch BB-B US
Cash Pay High Yield Constrained Index (JUC4)
(Unaudited)

	Since	Ending
Returns for the period ended	Inception	Value
December 31, 2016	(3/31/2016)	(12/31/2016)
U.S. High Yield Fund
(Supra Institutional)	7.74%	$5,387,000
BofA Merrill Lynch BB-B US Cash
Pay High Yield Constrained Index (JUC4)	11.22%	$5,561,000

This chart illustrates the performance of a hypothetical $5,000,000 investment made on March 31, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for the Index.

Low Duration Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $5,000,000 vs. BofA Merrill Lynch
1-3 Year US Corporate & Government Index (B1A0)
(Unaudited)

	Since	Ending
Returns for the period ended	Inception	Value
December 31, 2016	(6/30/2016)	(12/31/2016)
Low Duration Fund
(Supra Institutional)	1.19%	$5,059,500
BofA Merrill Lynch 1-3 Year US
Corporate & Government Index (B1A0)	-0.36%	$4,982,000

This chart illustrates the performance of a hypothetical $5,000,000 investment made on June 30, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for the Index.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2016

Principal
Amount†			Value
CORPORATE BONDS: 80.4%

Automotive & Auto Parts: 0.4%
		Allison
		Transmission, Inc.
	375,000	5.000%, 10/1/24[1]
			$379,687
		Cooper-Standard
		Automotive, Inc.
	375,000	5.625%, 11/15/26[1]	371,719
		IHO Verwaltungs
		GmbH
EUR	175,000	3.750% Cash or
		4.500% PIK,
		9/15/26	184,804
			936,210
Banking: 8.1%
		Akbank TAS
	500,000	6.500%, 3/9/18	515,129
		Alfa Bank AO Via
		Alfa Bond
		Issuance PLC
	1,100,000	5.000%, 11/27/18	1,134,386
		Ally Financial, Inc.
	750,000	5.500%, 2/15/17	753,281
	1,550,000	6.250%, 12/1/17	1,610,063
		Bank of Ireland
EUR	1,050,000	4.250%, 6/11/24[2]	1,139,819
		Citigroup, Inc.
	1,825,000	2.360%, 9/1/23[2]	1,862,759
		Goldman Sachs
		Group, Inc.
	2,650,000	2.241%, 11/15/21[2]	2,665,799
		Itau Unibanco
		Holding S.A.
	1,600,000	2.850%, 5/26/18	1,608,000
		JPMorgan
		Chase & Co.
	3,910,000	2.112%, 10/24/23[2]	3,991,770
		Morgan Stanley
	5,115,000	2.282%, 10/24/23[2]	5,176,027
			20,457,033
Broadcasting: 2.0%
		CBS Corp.
	700,000	2.900%, 1/15/27	650,711
		Lions Gate
		Entertainment
		Corp.
	650,000	5.875%, 11/1/24[1]	663,000
		Sirius XM
		Radio, Inc.
	1,250,000	4.250%, 5/15/20[1]	1,270,313
	2,275,000	5.250%, 8/15/22[1]	2,374,531
			4,958,555
Building Materials: 1.1%
		Masco Corp.
	1,025,000	3.500%, 4/1/21	1,032,687
		Standard
		Industries, Inc.
	1,725,000	5.500%, 2/15/23[1]	1,794,173
			2,826,860
Cable/Satellite TV: 5.8%
		Altice Financing S.A.
	600,000	7.500%, 5/15/26[1]	625,500
		Altice Finco S.A.
	325,000	7.625%, 2/15/25[1]	329,469
		Altice US
		Finance I Corp.
	1,800,000	5.375%, 7/15/23[1]	1,874,250
		CCO Holdings LLC /
		CCO Holdings
		Capital Corp.
	1,900,000	5.250%, 3/15/21	1,957,961
	1,450,000	5.125%, 5/1/23[1]	1,497,125
	1,350,000	5.750%, 2/15/26[1]	1,400,625
		Cequel
		Communications
		Holdings I LLC /
		Cequel Capital Corp.
	750,000	6.375%, 9/15/20[1]	774,375
		Charter
		Communications
		Operating LLC /
		Charter
		Communications
		Operating Capital
	1,360,000	4.908%, 7/23/25	1,435,792

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 80.4% (Continued)

Cable/Satellite TV: 5.8% (Continued)
		Cox
		Communications, Inc.
	1,825,000	3.350%, 9/15/26[1]
			$1,746,322
		CSC Holdings LLC
	600,000	7.625%, 7/15/18	642,000
	900,000	6.750%, 11/15/21	969,750
		DISH DBS Corp.
	1,000,000	7.875%, 9/1/19	1,112,500
		Midcontinent
		Communications –
		Midcontinent
		Finance Corp.
	325,000	6.875%, 8/15/23[1]	347,750
			14,713,419
Capital Goods: 0.8%
		BCD
		Acquisition, Inc.
	325,000	9.625%, 9/15/23[1]	349,375
		Roper
		Technologies, Inc.
	1,550,000	2.800%, 12/15/21	1,551,037
			1,900,412
Chemicals: 1.2%
		Blue Cube
		Spinco, Inc.
	425,000	9.750%, 10/15/23	507,875
		Phosagro Bond
		Funding
	925,000	4.204%, 2/13/18	939,162
		PolyOne Corp.
	600,000	5.250%, 3/15/23	612,000
		PQ Corp.
	1,000,000	6.750%, 11/15/22[1]	1,072,500
			3,131,537
Consumer Products: 2.0%
		AdvancePierre
		Foods Holdings, Inc.
	500,000	5.500%, 12/15/24[1]
			505,940
		Newell Brands, Inc.
	2,530,000	3.850%, 4/1/23	2,627,934
		Revlon Consumer
		Products Corp.
	575,000	6.250%, 8/1/24	590,812
		Spectrum
		Brands, Inc.
	1,250,000	6.625%, 11/15/22	1,334,375
			5,059,061
Containers: 1.7%
		Graphic Packaging
		International
	250,000	4.750%, 4/15/21	263,750
		Reynolds Group
		Issuer, Inc. /
		Reynolds Group
		Issuer LLC
	1,600,000	5.750%, 10/15/20	1,652,000
	675,000	5.125%, 7/15/23[1]	690,187
		Silgan Holdings, Inc.
	1,530,000	5.000%, 4/1/20	1,564,425
			4,170,362
Diversified Financial Services: 2.4%
		AerCap Ireland
		Capital Ltd /
		AerCap Global
		Aviation Trust
	860,000	5.000%, 10/1/21	906,225
	2,140,000	3.950%, 2/1/22	2,164,075
		Air Lease Corp.
	1,000,000	3.000%, 9/15/23	956,818
		International Lease
		Finance Corp.
	1,500,000	8.750%, 3/15/17[2]	1,521,381
		Lock A/S
EUR	525,000	7.000%, 8/15/21	590,096
			6,138,595
Diversified Media: 1.6%
		Belo Corp.
	1,050,000	7.250%, 9/15/27	1,115,625
		Lamar Media Corp.
	800,000	5.375%, 1/15/24	832,000
		Match Group, Inc.
	375,000	6.375%, 6/1/24	397,031

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 80.4% (Continued)

Diversified Media: 1.6% (Continued)
	Nielsen Finance
	LLC / Nielsen
	Finance Co.
850,000	4.500%, 10/1/20	$865,938
	TEGNA, Inc.
750,000	5.125%, 7/15/20	779,062
		3,989,656
Energy: 17.1%
	AmeriGas Partners
	LP / AmeriGas
	Finance Corp.
350,000	5.500%, 5/20/25	354,812
	Callon Petroleum Co.
100,000	6.125%, 10/1/24[1]	103,500
	Cheniere Corpus
	Christi Holdings
	LLC
1,175,000	7.000%, 6/30/24[1]	1,277,812
	Cimarex Energy Co.
950,000	5.875%, 5/1/22	987,587
	Delek & Avner
	Tamar Bond Ltd.
1,850,000	3.839%, 12/30/18[1]	1,884,688
	Diamondback
	Energy, Inc.
175,000	4.750%, 11/1/24[1]	172,375
	Energy Transfer
	Partners LP
400,000	4.650%, 6/1/21	415,720
650,000	5.150%, 3/15/45	625,668
	Gaz Capital S.A.
1,350,000	8.146%, 4/11/18	1,444,343
	Gazprom OAO Via
	Gaz Capital S.A.
1,000,000	5.999%, 1/23/21	1,082,093
	Gulf South Pipeline
	Co. LP
2,090,000	4.000%, 6/15/22	2,119,594
	Gulfport Energy
	Corp.
175,000	6.000%, 10/15/24[1]	178,937
	HollyFrontier Corp.
1,390,000	5.875%, 4/1/26	1,422,925
	Kinder Morgan
	Energy Partners LP
1,375,000	4.150%, 2/1/24	1,395,823
1,920,000	4.300%, 5/1/24	1,967,532
	Lukoil International
	Finance B.V.
920,000	6.656%, 6/7/22	1,026,759
	MOL Group
	Finance S.A.
1,100,000	6.250%, 9/26/19	1,196,448
	MPLX LP
1,823,000	4.500%, 7/15/23	1,853,984
	Murphy Oil Corp.
575,000	6.875%, 8/15/24	613,812
	Newfield
	Exploration Co.
800,000	5.625%, 7/1/24	838,000
	Parsley Energy
	LLC / Parsley
	Finance Corp.
350,000	6.250%, 6/1/24[1]	370,055
100,000	5.375%, 1/15/25[1]	100,840
	Petrobras Global
	Finance B.V.
300,000	3.353%, 3/17/17[2]	301,179
544,000	7.875%, 3/15/19	584,441
1,450,000	4.875%, 3/17/20	1,437,240
1,350,000	8.375%, 5/23/21	1,458,000
	Petroleos Mexicanos
1,100,000	4.607%, 3/11/22[2]	1,135,750
	Pioneer Natural
	Resources Co.
1,075,000	3.450%, 1/15/21	1,099,536
	QEP Resources, Inc.
575,000	6.875%, 3/1/21	613,812
	RSP Permian, Inc.
425,000	5.250%, 1/15/25[1]	428,187
	Sabine Pass
	Liquefaction LLC
750,000	5.625%, 2/1/21[2]	806,250
2,750,000	5.625%, 4/15/23	2,935,625
2,450,000	5.875%, 6/30/26[1]	2,649,063
1,500,000	5.000%, 3/15/27[1]	1,518,750

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 80.4% (Continued)

Energy: 17.1% (Continued)
		Sinopec Group
		Overseas
		Development
		2016 Ltd.
	925,000	2.750%, 5/3/21	$914,596
		Southern Star
		Central Corp.
	4,025,000	5.125%, 7/15/22[1]	4,095,438
		Tengizchevroil
		Finance Company
		International Ltd.
	775,000	4.000%, 8/15/26	730,341
		Tesoro Logistics
		LP / Tesoro
		Logistics Finance
		Corp.
	800,000	6.250%, 10/15/22	852,000
			42,993,515
Food & Drug Retail: 0.6%
		Walgreens Boots
		Alliance, Inc.
	1,475,000	3.100%, 6/1/23	1,467,365

Food/Beverage/Tobacco: 4.7%
		Aramark
		Services, Inc.
	550,000	5.125%, 1/15/24[1]	568,562
		Bunge Limited
		Finance Corp.
	1,700,000	3.250%, 8/15/26	1,635,798
		Constellation
		Brands, Inc.
	1,200,000	4.250%, 5/1/23	1,250,268
		Grupo Bimbo
		SAB de CV
	1,300,000	3.875%, 6/27/24	1,297,485
		JBS Investments
		GmbH
	1,450,000	7.750%, 10/28/20	1,546,135
		Lamb Weston
		Holdings, Inc.
	475,000	4.625%, 11/1/24[1]	477,375
		Mead Johnson
		Nutrition Co.
	1,170,000	3.000%, 11/15/20
			1,185,733
		Minerva
		Luxembourg S.A.
	475,000	6.500%, 9/20/26	459,563
		Post Holdings, Inc.
	1,825,000	6.000%, 12/15/22[1]	1,911,687
		Smithfield
		Foods, Inc.
	1,543,000	7.750%, 7/1/17	1,589,290
			11,921,896
Healthcare: 4.0%
		Aetna, Inc.
	1,670,000	3.200%, 6/15/26	1,655,423
		Centene Corp.
	750,000	5.625%, 2/15/21	790,425
	1,700,000	6.125%, 2/15/24	1,795,625
		Freeport-
		McMoRan, Inc.
	575,000	2.300%, 11/14/17	573,562
		Fresenius Medical
		Care II
	500,000	4.125%, 10/15/20[1]	520,000
		HCA, Inc.
	1,500,000	4.250%, 10/15/19	1,563,750
		Molina
		Healthcare, Inc.
	900,000	5.375%, 11/15/22	918,000
		MPH Acquisition
		Holdings LLC
	1,175,000	7.125%, 6/1/24[1]	1,239,742
		MPT Operating
		Partnership LP /
		MPT Finance Corp.
EUR	275,000	5.750%, 10/1/20	303,198
		WellCare Health
		Plans, Inc.
	750,000	5.750%, 11/15/20	771,094
			10,130,819

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 80.4% (Continued)

Homebuilders/Real Estate: 1.4%
		Aeropuertos
		Dominicanos
		Siglo XXI S.A.
	950,000	9.750%, 11/13/19[1]
			$992,750
		Immobiliare Grande
		Distribuzione
		SIIQ SpA
EUR	629,000	2.500%, 5/31/21	676,842
		JAFZ Sukuk
		2019 Ltd.
	1,100,000	7.000%, 6/19/19	1,208,680
		Realogy Group
		LLC / Realogy
		Co-Issuer Corp.
	525,000	5.250%, 12/1/21[1]	540,750
		Starwood Property
		Trust, Inc.
	225,000	5.000%, 12/15/21[1]	228,578
			3,647,600
Leisure: 0.7%
		Activision
		Blizzard, Inc.
	1,640,000	6.125%, 9/15/23[1]	1,795,069

Metals/Mining: 3.5%
		Arconic, Inc.
	575,000	6.150%, 8/15/20	627,469
		First Quantum
		Minerals Ltd.
	600,000	6.750%, 2/15/20[1]	601,500
		Freeport-
		McMoRan, Inc.
	425,000	2.150%, 3/1/17	422,875
	750,000	2.375%, 3/15/18	748,125
	500,000	3.100%, 3/15/20	490,000
		HudBay
		Minerals, Inc.
	75,000	7.250%, 1/15/23[1]	77,812
	125,000	7.625%, 1/15/25[1]	130,235
		Lundin
		Mining Corp.
	367,000	7.875%, 11/1/22[1]	400,948
		Teck
		Resources Ltd.
	2,650,000	4.500%, 1/15/21	2,676,500
		Vale Overseas Ltd.
	660,000	5.625%, 9/15/19	698,940
	1,750,000	5.875%, 6/10/21	1,837,500
			8,711,904
Paper: 0.5%
		Fibria Overseas
		Finance Ltd.
	500,000	5.250%, 5/12/24	503,750
		Inversiones
		CMPC S.A.
	800,000	6.125%, 11/5/19[1]	864,162
			1,367,912
Railroads: 0.3%
		RZD Capital PLC
	850,000	5.739%, 4/3/17	857,571

Restaurants: 1.5%
		Landry’s, Inc.
	675,000	6.750%, 10/15/24[1]	686,812
		New Red
		Finance, Inc.
	850,000	4.625%, 1/15/22[1]	869,125
	2,025,000	6.000%, 4/1/22[1]	2,121,188
			3,677,125
Services: 0.2%
		Mobile Mini, Inc.
	400,000	5.875%, 7/1/24	415,000
		Ritchie Bros
		Auctioneers, Inc.
	125,000	5.375%, 1/15/25[1]	127,812
			542,812
Steel: 1.4%
		ArcelorMittal
	659,000	6.125%, 6/1/18	696,069
		Steel Capital S.A.
	960,000	6.700%, 10/25/17	994,356
		Steel Dynamics, Inc.
	1,150,000	5.125%, 10/1/21	1,205,131

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 80.4% (Continued)

Steel: 1.4% (Continued)
		TMK OAO Via
		TMK Capital S.A.
	500,000	6.750%, 4/3/20	$518,750
			3,414,306
Super Retail: 3.5%
		Advance Auto
		Parts, Inc.
	1,200,000	4.500%, 12/1/23	1,242,633
		Dollar General Corp.
	600,000	3.250%, 4/15/23	592,929
	266,000	4.150%, 11/1/25	274,183
		Dollar Tree, Inc.
	1,000,000	5.250%, 3/1/20	1,031,250
	2,600,000	5.750%, 3/1/23	2,765,932
		O’Reilly
		Automotive, Inc.
	1,670,000	3.550%, 3/15/26	1,662,311
		Sally
		Holdings LLC
	1,175,000	5.750%, 6/1/22	1,226,406
			8,795,644
Technology: 1.5%
		Baidu, Inc.
	1,095,000	2.750%, 6/9/19	1,111,640
		NXP B.V. / NXP
		Funding LLC
	2,500,000	3.875%, 9/1/22[1]	2,537,500
			3,649,140
Telecommunications: 9.3%
		America Movil
		SAB de CV
	850,000	3.125%, 7/16/22	839,110
		American
		Tower Corp.
	1,500,000	3.375%, 10/15/26	1,422,951
		Arqiva Broadcast
		Finance PLC
GBP	650,000	9.500%, 3/31/20	856,663
		AT&T, Inc.
	925,000	4.750%, 5/15/46	879,739
		Bharti Airtel
		International
		Netherlands B.V.
	950,000	5.125%, 3/11/23	993,029
		Bulgarian
		Telecommunication
		Co. EAD
EUR	375,000	6.625%, 11/15/18	403,607
		Crown Castle
		International Corp.
	850,000	3.400%, 2/15/21	863,346
	1,375,000	4.450%, 2/15/26	1,425,163
		HPHT Finance Ltd.
	1,000,000	2.875%, 3/17/20	999,600
		Hughes Satellite
		Systems Corp.
	225,000	5.250%, 8/1/26[1]	221,063
		KT Corp.
	700,000	2.500%, 7/18/26	648,554
		Play Finance 2 S.A.
EUR	575,000	5.250%, 2/1/19	617,442
		SBA
		Communications
		Corp.
	1,750,000	4.875%, 7/15/22	1,780,625
		Sprint
		Communications,
		Inc.
	925,000	7.000%, 8/15/20	982,914
		Sprint Spectrum
		Co. LLC / Sprint
		Spectrum Co. II
		LLC / Sprint
		Spectrum Co.
		III LLC
	3,485,000	3.360%, 3/20/23[1]	3,500,229
		Telefonica
		Europe B.V.
GBP	700,000	6.750%, 11/29/49[2]	900,341
		Telesat Canada /
		Telesat LLC
	575,000	8.875%, 11/15/24[1]	600,875

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 80.4% (Continued)

Telecommunications: 9.3% (Continued)
		T-Mobile USA, Inc.
	800,000	5.250%, 9/1/18	$813,000
	400,000	6.464%, 4/28/19	407,500
	1,550,000	6.500%, 1/15/26	1,679,813
		Verizon
		Communications,
		Inc.
	725,000	2.625%, 8/15/26	668,795
	1,000,000	4.125%, 8/15/46	908,725
		Vimpel
		Communications –
		VIP Finance
		Ireland Ltd. OJSC
	750,000	9.125%, 4/30/18	809,436
		XPO Logistics, Inc.
	175,000	6.125%, 9/1/23[1]	183,531
			23,406,051
Utilities: 3.1%
		Duke Energy Corp.
	850,000	2.650%, 9/1/26	794,995
		Enel SpA
GBP	1,750,000	7.750%, 9/10/75[2]	2,365,849
		Indiantown
		Cogeneration LP
	701,977	9.770%, 12/15/20	756,008
		Israel Electric
		Corp. Ltd.
	200,000	6.700%, 2/10/17	200,961
	450,000	5.625%, 6/21/18	469,305
	1,500,000	5.625%, 6/21/18	1,564,350
		Majapahit
		Holding B.V.
	450,000	7.250%, 6/28/17	461,250
		NSG Holdings
		LLC / NSG
		Holdings, Inc.
	85,836	7.750%, 12/15/25[1]	93,025
		RWE AG
GBP	800,000	7.000%, 3/20/49[2]	1,022,859
			7,728,602
TOTAL CORPORATE BONDS
(Cost $202,371,140)			202,389,031

BANK LOANS: 10.5%

Broadcasting: 0.6%
		Lions Gate
		Entertainment Corp.
	625,000	3.750%, 10/13/23[2,3]
			630,209
		Mission
		Broadcasting, Inc.
	60,700	3.000%, 9/26/23[2,3,4,5]
			61,316
		Nexstar
		Broadcasting, Inc.
	680,400	3.000%, 9/26/23[2,3,4,5]
			687,310
			1,378,835
Building Materials: 0.5%
		HD Supply
	1,250,000	3.748%, 10/16/23[2,3,4,5]
			1,261,200

Cable/Satellite TV: 0.5%
		Midcontinent
		Communications
		Investor, LLC
	1,325,000	5.250%, 11/29/23[2,3,4,5]
			1,335,766

Consumer Products: 0.8%
		Spectrum
		Brands, Inc.
	2,089,784	3.285%, 9/27/22[2,3]	2,121,319

Containers: 1.2%
		Berry Plastics
		Group, Inc.
	2,360,061	3.750%, 10/3/22[2,3]	2,386,990
		Reynolds Group
		Issuer, Inc. /
		Reynolds Group
		Issuer LLC
	498,750	4.250%, 1/20/23[2,3]	506,061
			2,893,051
Food/Beverage/Tobacco: 1.2%
		Chobani, LLC
	1,100,000	5.250%, 9/29/23[2,3]	1,118,243

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount†		Value
BANK LOANS: 10.5% (Continued)

Food/Beverage/Tobacco: 1.2% (Continued)
Pinnacle Foods
Finance LLC
1,930,500	5.500%, 1/13/23[2,3]
$1,964,689
3,082,932
Healthcare: 0.3%
Envision
Healthcare Corp.
775,000	4.000%, 11/17/23[2,3]
785,176

Hotels: 0.5%
Hilton Worldwide
Finance LLC
1,312,500	3.500%, 10/25/20[2,3]
1,326,170

Restaurants: 0.4%
Landry’s, Inc.
375,000	4.000%, 10/4/23[2,3]
379,387
Yum! Brands, Inc.
522,375	3.518%, 6/16/23[2,3]
530,783
910,170
Services: 1.0%
ExamWorks
Group, Inc.
568,575	4.750%, 7/27/23[2,3]
573,078
Global Payments
2,000,000	3.270%, 4/22/23[2,3,4,5]
2,023,250
2,596,328
Super Retail: 0.6%
Dollar Tree, Inc.
476,541	3.250%, 8/5/21[2,3]	481,754
Revlon Consumer
Products Corp.
997,500	4.307%, 7/21/23[2,3]
1,009,286
1,491,040
Technology: 1.5%
Dell
International LLC
2,000,000	4.020%, 6/2/23[2,3,4,5]
2,036,840
Seahawk Holdings
Co., Inc.
1,700,000	7.000%, 9/27/22[2,3]
1,725,508
3,762,348
Telecommunications: 0.7%
T-Mobile USA, Inc.
1,732,500	3.520%, 11/30/22[2,3]
1,756,590

Utilities: 0.7%
Dayton Power
& Light
675,000	4.010%, 9/30/22[2,3]
685,550
Lightstone
Generation
LLC TLB
913,000	6.500%, 1/31/24[2,3,4,5]
925,933
Lightstone
Generation
LLC TLC
87,000	6.500%, 12/15/23[2,3,4,5]
88,232
1,699,715
TOTAL BANK LOANS
(Cost $26,087,527)		26,400,460

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount†	Value
SHORT-TERM INVESTMENTS: 4.0%
10,000,000	United States
Treasury Bill,
0.435%, 1/12/17[6]
$9,999,030
TOTAL SHORT-TERM INVESTMENTS
(Cost $9,998,670)	9,999,030
TOTAL INVESTMENTS
IN SECURITIES: 94.9%
(Cost $238,457,337)	238,788,521
Other Assets in Excess
of Liabilities: 5.1%	12,831,247
TOTAL NET ASSETS: 100.0%	$251,619,768

†	In U.S. Dollars unless otherwise indicated.
EUR – Euro
GBP – Great Britain Pound
PIK – Payment-in-Kind
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At December 31, 2016 the value of these securities amounted to $52,136,816 or 20.7% of net assets.

[2]	Variable rate security; rate shown is the rate in effect on December 31, 2016.
[3]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[4]	All or a portion of the loan is unfunded.
[5]	Denotes investments purchased on a when-issued or delayed delivery basis.
[6]	Coupon represents the yield to maturity from the purchase price.

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2016

The Credit Opportunities Fund had the following forward foreign currency contracts outstanding with the Bank of New York Mellon.

			U.S. Dollar			U.S. Dollar
			Value at			Value at	Unrealized
Settlement	Currency to		December 31,	Currency to		December 31,	Appreciation
Date	be Delivered		2016	be Received		2016	(Depreciation)
3/15/17	EUR	9,000,000	$9,510,022		$9,527,355	$9,527,354	$17,332
3/15/17		$3,144,315	3,144,315	EUR	3,000,000	3,170,008	25,693
3/15/17	GBP	4,700,000	5,803,204		$5,924,040	5,924,040	120,836
			$18,457,541			$18,621,402	$163,861

SCHEDULE OF FUTURES CONTRACTS at December 31, 2016

The Credit Opportunities Fund had the following futures contracts outstanding with Morgan Stanley.

			Unrealized
	Number		Appreciation
Short Futures Outstanding	of Contracts	Notional Amount	(Depreciation)
US 10 Year Note (3/17)	236	$(29,249,250)	$(152,481)

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2016

Principal
Amount		Value
CORPORATE BONDS: 66.0%

Aerospace/Defense: 0.3%
	Meccanica Holdings
	USA, Inc.
100,000	6.250%, 1/15/40[1]	$102,000
	TransDigm, Inc.
150,000	6.500%, 7/15/24	157,688
		259,688
Airlines: 0.3%
	American Airlines
	Group, Inc.
200,000	5.500%, 10/1/19[1]	207,500

Automotive & Auto Parts: 3.3%
	Allison
	Transmission, Inc.
25,000	5.000%, 10/1/24[1]	25,312
	American Axle &
	Manufacturing, Inc.
600,000	6.625%, 10/15/22	621,720
	Cooper-Standard
	Automotive, Inc.
275,000	5.625%, 11/15/26[1]	272,594
	Dana Financing
	Luxembourg Sarl
400,000	6.500%, 6/1/26[1]	419,000
	Dana Holding Corp.
100,000	5.500%, 12/15/24	102,500
	Fiat Chrysler
	Automobiles NV
600,000	5.250%, 4/15/23	613,230
	Goodyear Tire &
	Rubber Co.
250,000	5.000%, 5/31/26	249,485
	Meritor, Inc.
225,000	6.250%, 2/15/24	221,625
	TI Group Automotive
	Systems LLC
175,000	8.750%, 7/15/23[1]	183,750
		2,709,216
Banking: 1.0%
	Ally Financial, Inc.
20,000	6.250%, 12/1/17	20,775
500,000	8.000%, 3/15/20	567,500
225,000	8.000%, 11/1/31	262,107
		850,382
Broadcasting: 2.4%
	Gray Television, Inc.
250,000	5.875%, 7/15/26[1]	248,750
	LIN Television Corp.
50,000	6.375%, 1/15/21	51,812
	Lions Gate
	Entertainment Corp.
75,000	5.875%, 11/1/24[1]	76,500
	Netflix, Inc.
375,000	5.500%, 2/15/22	405,937
	Nexstar Broadcasting
	Group, Inc.
25,000	6.125%, 2/15/22[1]	26,000
	Nexstar Escrow Corp.
175,000	5.625%, 8/1/24[1]	174,125
	Sinclair Television
	Group, Inc.
225,000	5.625%, 8/1/24[1]	230,625
25,000	5.125%, 2/15/27[1]	23,875
	Sirius XM Radio, Inc.
575,000	6.000%, 7/15/24[1]	602,313
	Tribune Media Co.
175,000	5.875%, 7/15/22	178,719
		2,018,656
Building Materials: 1.6%
	Brand Energy &
	Infrastructure
	Services, Inc.
400,000	8.500%, 12/1/21[1]	411,000
	HD Supply, Inc.
50,000	5.750%, 4/15/24[1]	52,910
	Standard
	Industries, Inc.
200,000	5.500%, 2/15/23[1]	208,020
600,000	5.375%, 11/15/24[1]	619,500
		1,291,430

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 66.0% (Continued)

Cable/Satellite TV: 5.3%
	Altice Financing S.A.
600,000	6.625%, 2/15/23[1]	$618,000
	Altice US Finance
	I Corp.
200,000	5.375%, 7/15/23[1]	208,250
	Cablevision
	Systems Corp.
50,000	7.750%, 4/15/18	52,875
	CCO Holdings LLC /
	CCO Holdings
	Capital Corp.
100,000	5.125%, 2/15/23	103,000
100,000	5.875%, 5/1/27[1]	104,000
	Cequel
	Communications
	Holdings I LLC /
	Cequel Capital Corp.
100,000	6.375%, 9/15/20[1]	103,250
	CSC Holdings LLC
550,000	6.750%, 11/15/21	592,625
700,000	10.125%, 1/15/23[1]	810,250
	DISH DBS Corp.
450,000	7.875%, 9/1/19	500,625
200,000	5.875%, 11/15/24	206,550
	Midcontinent
	Communications –
	Midcontinent
	Finance Corp.
150,000	6.875%, 8/15/23[1]	160,500
	SFR Group S.A.
525,000	6.000%, 5/15/22[1]	540,750
	UPCB Finance
	IV Ltd.
200,000	5.375%, 1/15/25[1]	202,500
	Virgin Media
	Finance PLC
200,000	6.375%, 4/15/23[1]	208,750
		4,411,925
Capital Goods: 0.8%
	Anixter, Inc.
200,000	5.125%, 10/1/21	209,000
	ATS Automation
	Tooling
	Systems, Inc.
25,000	6.500%, 6/15/23[1]	25,937
	BCD Acquisition, Inc.
25,000	9.625%, 9/15/23[1]	26,875
	Belden, Inc.
25,000	5.500%, 9/1/22[1]	25,875
	Cloud Crane LLC
125,000	10.125%, 8/1/24[1]	134,063
	Griffon Corp.
250,000	5.250%, 3/1/22	254,250
		676,000
Chemicals: 1.9%
	A Schulman, Inc.
50,000	6.875%, 6/1/23[1]	52,500
	Blue Cube
	Spinco, Inc.
325,000	10.000%, 10/15/25	394,062
	Platform Specialty
	Products Corp.
375,000	10.375%, 5/1/21[1]	416,250
	PolyOne Corp.
200,000	5.250%, 3/15/23	204,000
	PQ Corp.
150,000	6.750%, 11/15/22[1]	160,875
	Tronox Finance LLC
25,000	6.375%, 8/15/20	23,500
125,000	7.500%, 3/15/22[1]	117,188
	Univar USA, Inc.
200,000	6.750%, 7/15/23[1]	207,500
		1,575,875
Consumer Products: 0.6%
	AdvancePierre Foods
	Holdings, Inc.
200,000	5.500%, 12/15/24[1]	202,376
	Kronos Acquisition
	Holdings, Inc.
200,000	9.000%, 8/15/23[1]	200,500
	Spectrum Brands, Inc.
50,000	6.625%, 11/15/22	53,375
		456,251

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 66.0% (Continued)

Containers: 1.7%
	Ball Corp.
400,000	4.000%, 11/15/23	$393,500
	Berry Plastics Corp.
125,000	6.000%, 10/15/22	132,812
	Crown Americas
	LLC / Cap Corp. IV
200,000	4.500%, 1/15/23	205,000
	Owens-Brockway
	Glass Container, Inc.
100,000	5.875%, 8/15/23[1]	104,437
50,000	5.375%, 1/15/25[1]	50,563
	Reynolds Group
	Issuer, Inc. /
	Reynolds Group
	Issuer LLC
150,000	5.750%, 10/15/20	154,875
225,000	5.125%, 7/15/23[1]	230,062
	Sealed Air Corp.
50,000	4.875%, 12/1/22[1]	51,563
50,000	6.875%, 7/15/33[1]	51,125
		1,373,937
Diversified Financial Services: 0.8%
	Aircastle Ltd.
50,000	6.250%, 12/1/19	54,125
	Fly Leasing Ltd.
200,000	6.375%, 10/15/21	209,000
	Icahn Enterprises
	LP / Icahn
	Enterprises
	Finance Corp.
25,000	6.000%, 8/1/20	25,656
	International Lease
	Finance Corp.
50,000	8.250%, 12/15/20	58,375
275,000	5.875%, 8/15/22	299,063
		646,219
Diversified Media: 1.4%
	Belo Corp.
50,000	7.750%, 6/1/27	53,750
50,000	7.250%, 9/15/27	53,125
	Cable One, Inc.
50,000	5.750%, 6/15/22[1]	51,625
	Clear Channel
	Worldwide
	Holdings, Inc.
500,000	7.625%, 3/15/20	501,560
75,000	6.500%, 11/15/22	77,062
	IAC / InterActiveCorp
22,000	4.875%, 11/30/18	22,369
	Lamar Media Corp.
25,000	5.375%, 1/15/24	26,000
	Match Group, Inc.
75,000	6.750%, 12/15/22	79,406
	Outfront Media
	Capital LLC /
	Outfront Media
	Capital Corp.
200,000	5.875%, 3/15/25	210,250
	TEGNA, Inc.
75,000	5.125%, 7/15/20	77,906
		1,153,053
Energy: 10.9%
	Alta Mesa
	Holdings LP /
	Alta Mesa Finance
	Services Corp.
50,000	7.875%, 12/15/24[1]	52,000
	AmeriGas Finance
	LLC / AmeriGas
	Finance Corp.
10,000	7.000%, 5/20/22	10,544
	AmeriGas Partners
	LP / AmeriGas
	Finance Corp.
150,000	5.625%, 5/20/24	154,125
125,000	5.500%, 5/20/25	126,719
50,000	5.875%, 8/20/26	51,000
	Antero
	Resources Corp.
400,000	5.125%, 12/1/22	406,000
	Archrock
	Partners LP /
	Archrock Partners
	Finance Corp.
100,000	6.000%, 4/1/21	97,500

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 66.0% (Continued)

Energy: 10.9% (Continued)
	Blue Racer
	Midstream LLC /
	Blue Racer
	Finance Corp.
25,000	6.125%, 11/15/22[1]	$25,125
	Callon Petroleum Co.
75,000	6.125%, 10/1/24[1]	77,625
	Carrizo Oil
	& Gas, Inc.
50,000	6.250%, 4/15/23	51,500
	Chesapeake
	Energy Corp.
400,000	8.000%, 1/15/25[1]	409,500
	Concho
	Resources, Inc.
75,000	5.500%, 10/1/22	78,094
	Continental
	Resources, Inc.
50,000	4.500%, 4/15/23	49,250
450,000	3.800%, 6/1/24	417,375
250,000	4.900%, 6/1/44	215,000
	Crestwood Midstream
	Partners LP /
	Crestwood
	Midstream
	Finance Corp.
150,000	6.125%, 3/1/22	154,500
200,000	6.250%, 4/1/23	205,000
	Forum Energy
	Technologies, Inc.
25,000	6.250%, 10/1/21	25,125
	Genesis Energy LP /
	Genesis Energy
	Finance Corp.
175,000	5.750%, 2/15/21	177,625
250,000	6.000%, 5/15/23	255,625
	Gulfport Energy Corp.
175,000	6.375%, 5/15/25[1]	177,660
	Hilcorp Energy
	I LP / Hilcorp
	Finance Co.
25,000	5.000%, 12/1/24[1]	24,937
25,000	5.750%, 10/1/25[1]	25,438
	Laredo
	Petroleum, Inc.
100,000	5.625%, 1/15/22	101,250
	Matador
	Resources Co.
25,000	6.875%, 4/15/23	26,375
	MPLX LP
25,000	4.875%, 12/1/24	25,783
25,000	4.875%, 6/1/25	25,747
	Murphy Oil Corp.
25,000	6.875%, 8/15/24	26,687
	Newfield
	Exploration Co.
600,000	5.625%, 7/1/24	628,500
100,000	5.375%, 1/1/26	102,460
	NGL Energy
	Partners LP /
	NGL Energy
	Finance Corp.
200,000	7.500%, 11/1/23[1]	207,500
	NuStar Logistics LP
25,000	4.750%, 2/1/22	24,875
	Oasis Petroleum, Inc.
25,000	6.500%, 11/1/21	25,594
200,000	6.875%, 3/15/22	206,000
	QEP Resources, Inc.
400,000	6.875%, 3/1/21	427,000
	Range Resources Corp.
150,000	5.000%, 8/15/22[1]	149,812
	Rice Energy, Inc.
200,000	6.250%, 5/1/22	206,500
	RSP Permian, Inc.
25,000	5.250%, 1/15/25[1]	25,187
	Sabine Pass
	Liquefaction LLC
975,000	5.625%, 3/1/25	1,046,907
225,000	5.875%, 6/30/26[1]	243,281
	Southwestern
	Energy Co.
150,000	4.100%, 3/15/22	142,470
300,000	6.700%, 1/23/25	308,250
	Sunoco LP / Sunoco
	Finance Corp.
200,000	6.250%, 4/15/21	204,250

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 66.0% (Continued)

Energy: 10.9% (Continued)
	Targa Resources
	Partners LP / Targa
	Resources Partners
	Finance Corp.
25,000	4.250%, 11/15/23	$24,031
175,000	5.125%, 2/1/25[1]	174,344
400,000	5.375%, 2/1/27[1]	398,000
	Tesoro Logistics LP /
	Tesoro Logistics
	Finance Corp.
150,000	6.125%, 10/15/21	157,875
275,000	6.250%, 10/15/22	292,875
	Weatherford
	International Ltd.
150,000	4.500%, 4/15/22	130,875
25,000	6.500%, 8/1/36	20,188
	WPX Energy, Inc.
425,000	6.000%, 1/15/22	437,750
		9,057,633
Entertainment/Film: 0.6%
	Regal Entertainment
	Group
500,000	5.750%, 3/15/22	525,000

Food & Drug Retail: 0.5%
	Albertson’s LLC /
	Safeway Inc.
200,000	5.750%, 3/15/25[1]	198,500
	Rite Aid Corp.
225,000	6.125%, 4/1/23[1]	242,719
		441,219
Food/Beverage/Tobacco: 1.2%
	Aramark
	Services, Inc.
625,000	5.125%, 1/15/24[1]	646,094
	Lamb Weston
	Holdings, Inc.
50,000	4.625%, 11/1/24[1]	50,250
25,000	4.875%, 11/1/26[1]	24,797
	Post Holdings, Inc.
25,000	6.750%, 12/1/21[1]	26,750
175,000	6.000%, 12/15/22[1]	183,312
25,000	7.750%, 3/15/24[1]	27,875
	Smithfield Foods, Inc.
50,000	7.750%, 7/1/17	51,500
		1,010,578
Gaming: 0.6%
	GLP Capital LP /
	GLP Financing
	II, Inc.
375,000	5.375%, 11/1/23	403,125
50,000	5.375%, 4/15/26	52,270
		455,395
Healthcare: 7.2%
	AMN Healthcare, Inc.
25,000	5.125%, 10/1/24[1]	25,000
	Centene Corp.
25,000	5.625%, 2/15/21	26,347
600,000	6.125%, 2/15/24	633,750
	CHS / Community
	Health Systems, Inc.
150,000	8.000%, 11/15/19	125,250
	DaVita HealthCare
	Partners, Inc.
50,000	5.750%, 8/15/22	52,437
	Endo Finance LLC /
	Endo Finco, Inc.
725,000	5.375%, 1/15/23[1]	618,063
	Fresenius Medical
	Care II
50,000	4.125%, 10/15/20[1]	52,000
	HCA Holdings, Inc.
575,000	6.250%, 2/15/21	620,281
	HCA, Inc.
75,000	6.500%, 2/15/20	82,238
600,000	5.875%, 2/15/26	619,500
	HealthSouth Corp.
150,000	5.125%, 3/15/23	149,250
	Kindred
	Healthcare, Inc.
25,000	8.750%, 1/15/23	23,469
	LifePoint
	Health, Inc.
600,000	5.875%, 12/1/23	609,000
25,000	5.375%, 5/1/24[1]	24,550

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 66.0% (Continued)

Healthcare: 7.2% (Continued)
	Mallinckrodt
	International
	Finance S.A. /
	Mallinckrodt
	CB LLC
600,000	5.750%, 8/1/22[1]	$580,500
	Molina
	Healthcare, Inc.
175,000	5.375%, 11/15/22	178,500
	MPT Operating
	Partnership LP /
	MPT Finance Corp.
50,000	6.375%, 3/1/24	52,562
25,000	5.250%, 8/1/26	24,563
	Tenet Healthcare
	Corp.
550,000	6.000%, 10/1/20	577,500
	Universal Health
	Services, Inc.
25,000	5.000%, 6/1/26[1]	24,500
	Valeant
	Pharmaceuticals
	International, Inc.
475,000	6.375%, 10/15/20[1]	410,429
	VRX Escrow Corp.
550,000	6.125%, 4/15/25[1]	415,250
	WellCare Health
	Plans, Inc.
25,000	5.750%, 11/15/20	25,703
		5,950,642
Homebuilders/Real Estate: 0.8%
	Care Capital
	Properties LP
25,000	5.125%, 8/15/26[1]	24,398
	DuPont Fabros
	Technology LP
50,000	5.875%, 9/15/21	52,344
200,000	5.625%, 6/15/23	209,500
	Lennar Corp.
50,000	4.750%, 4/1/21	51,875
100,000	4.875%, 12/15/23	99,500
	Realogy Group
	LLC / Realogy
	Co-Issuer Corp.
25,000	5.250%, 12/1/21[1]	25,750
	Sabra Health Care
	LP / Sabra
	Capital Corp.
25,000	5.500%, 2/1/21	25,750
	Starwood Property
	Trust, Inc.
175,000	5.000%, 12/15/21[1]	177,783
		666,900
Hotels: 0.0%^
	Hilton Worldwide
	Finance LLC
25,000	5.625%, 10/15/21	25,827

Leisure: 1.3%
	NCL Corp. Ltd.
325,000	4.625%, 11/15/20[1]	332,313
	Royal Caribbean
	Cruises Ltd.
400,000	5.250%, 11/15/22	429,500
	Six Flags
	Entertainment Corp.
75,000	5.250%, 1/15/21[1]	76,706
	Viking Cruises Ltd.
225,000	6.250%, 5/15/25[1]	210,375
		1,048,894
Metals/Mining: 2.0%
	Aleris
	International, Inc.
100,000	7.875%, 11/1/20	100,750
25,000	9.500%, 4/1/21[1]	26,937
	Barminco Finance
	Pty. Ltd.
25,000	9.000%, 6/1/18[1]	25,812
	First Quantum
	Minerals Ltd.
75,000	6.750%, 2/15/20[1]	75,187

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 66.0% (Continued)

Metals/Mining: 2.0% (Continued)
	Freeport-
	McMoRan, Inc.
25,000	2.375%, 3/15/18	$24,938
25,000	3.100%, 3/15/20	24,500
150,000	3.875%, 3/15/23	138,375
275,000	5.450%, 3/15/43	228,943
	Grinding Media,
	Inc. / MC Grinding
	Media Canada, Inc.
25,000	7.375%, 12/15/23[1]	26,328
	HudBay
	Minerals, Inc.
94,000	7.625%, 1/15/25[1]	97,937
	Novelis Corp.
250,000	6.250%, 8/15/24[1]	265,625
400,000	5.875%, 9/30/26[1]	405,000
	Teck Resources Ltd.
225,000	6.000%, 8/15/40	214,875
		1,655,207
Paper: 0.5%
	Boise Cascade Co.
165,000	5.625%, 9/1/24[1]	164,587
	Clearwater
	Paper Corp.
200,000	4.500%, 2/1/23	197,000
	Mercer
	International, Inc.
50,000	7.000%, 12/1/19	51,688
		413,275
Publishing/Printing: 0.3%
	Cimpress NV
150,000	7.000%, 4/1/22[1]	153,750
	LSC
	Communications,
	Inc.
75,000	8.750%, 10/15/23[1]	75,562
		229,312
Restaurants: 0.9%
	KFC Holding Co. /
	Pizza Hut Holdings
	LLC / Taco Bell
	of America LLC
150,000	5.000%, 6/1/24[1]	153,562
125,000	5.250%, 6/1/26[1]	127,188
	Landry’s, Inc.
150,000	6.750%, 10/15/24[1]	152,625
	New Red
	Finance, Inc.
325,000	6.000%, 4/1/22[1]	340,437
		773,812
Services: 2.8%
	ADT Corp.
425,000	3.500%, 7/15/22	406,937
	AECOM
25,000	5.750%, 10/15/22	26,550
148,000	5.875%, 10/15/24	158,746
	CEB, Inc.
225,000	5.625%, 6/15/23[1]	219,375
	The GEO Group, Inc.
50,000	6.000%, 4/15/26	49,375
	H&E Equipment
	Services, Inc.
150,000	7.000%, 9/1/22	158,625
	Hertz Corp.
209,000	6.750%, 4/15/19	209,522
	Iron Mountain, Inc.
25,000	6.000%, 10/1/20[1]	26,438
50,000	6.000%, 8/15/23	53,375
150,000	5.750%, 8/15/24	154,875
	Mobile Mini, Inc.
50,000	5.875%, 7/1/24	51,875
	Prime Security
	Services Borrower
	LLC / Prime
	Finance, Inc.
25,000	9.250%, 5/15/23[1]	27,281
	Reliance Intermediate
	Holdings LP
25,000	6.500%, 4/1/23[1]	26,438
	Ritchie Bros
	Auctioneers, Inc.
25,000	5.375%, 1/15/25[1]	25,563

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 66.0% (Continued)

Services: 2.8% (Continued)
	ServiceMaster
	Co. LLC
125,000	5.125%, 11/15/24[1]
		$127,188
	United Rentals
	North America, Inc.
600,000	5.875%, 9/15/26	620,250
		2,342,413
Steel: 0.8%
	ArcelorMittal
175,000	10.850%, 6/1/19[2]	205,625
200,000	6.125%, 6/1/25	220,000
175,000	8.000%, 10/15/39	192,909
	Commercial
	Metals Co.
25,000	4.875%, 5/15/23	25,250
	Steel Dynamics, Inc.
25,000	6.375%, 8/15/22	26,188
		669,972
Super Retail: 1.9%
	Asbury Automotive
	Group, Inc.
75,000	6.000%, 12/15/24	77,062
	Group 1
	Automotive, Inc.
200,000	5.250%, 12/15/23[1]	199,000
	L Brands, Inc.
200,000	5.625%, 10/15/23	216,500
125,000	6.750%, 7/1/36	127,188
	Party City
	Holdings, Inc.
125,000	6.125%, 8/15/23[1]	131,250
	PetSmart, Inc.
400,000	7.125%, 3/15/23[1]	409,000
	Wolverine
	World Wide, Inc.
475,000	5.000%, 9/1/26[1]	458,375
		1,618,375
Technology: 2.9%
	CommScope
	Technologies
	Finance LLC
225,000	6.000%, 6/15/25[1]	239,625
	Equinix, Inc.
475,000	5.875%, 1/15/26	501,125
	Micron
	Technology, Inc.
450,000	7.500%, 9/15/23[1]	499,500
	Microsemi Corp.
25,000	9.125%, 4/15/23[1]	29,250
	MSCI, Inc.
25,000	5.750%, 8/15/25[1]	26,687
	Nuance
	Communications, Inc.
25,000	6.000%, 7/1/24[1]	25,875
	NXP BV / NXP
	Funding LLC
200,000	4.125%, 6/1/21[1]	207,000
	Open Text Corp.
25,000	5.625%, 1/15/23[1]	26,250
	Western
	Digital Corp.
700,000	10.500%, 4/1/24[1]	829,500
		2,384,812
Telecommunications: 6.6%
	CenturyLink, Inc.
800,000	5.800%, 3/15/22	820,704
	Frontier
	Communications
	Corp.
600,000	11.000%, 9/15/25	621,750
	GCI, Inc.
200,000	6.750%, 6/1/21	206,000
	Hughes Satellite
	Systems Corp.
225,000	5.250%, 8/1/26[1]	221,062
75,000	6.625%, 8/1/26[1]	75,563
	Inmarsat Finance PLC
250,000	4.875%, 5/15/22[1]	244,375
	Intelsat Jackson
	Holdings S.A.
400,000	8.000%, 2/15/24[1]	413,000

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 66.0% (Continued)

Telecommunications: 6.6% (Continued)
	Level 3 Financing, Inc.
525,000	5.125%, 5/1/23	$528,281
	SBA
	Communications
	Corp.
25,000	4.875%, 9/1/24[1]	24,750
	Sprint
	Communications, Inc.
175,000	9.000%, 11/15/18[1]	193,375
375,000	6.000%, 11/15/22	378,750
	Sprint Corp.
925,000	7.875%, 9/15/23	989,750
	T Mobile USA, Inc.
400,000	6.625%, 4/1/23	425,000
	Telesat Canada /
	Telesat LLC
200,000	8.875%, 11/15/24[1]	209,000
	T-Mobile USA, Inc.
125,000	6.250%, 4/1/21	130,313
		5,481,673
Utilities: 2.9%
	AES Corp.
16,000	3.931%, 6/1/19[2]	16,040
150,000	7.375%, 7/1/21	167,835
	Calpine Corp.
50,000	6.000%, 1/15/22[1]	52,437
425,000	5.375%, 1/15/23	417,563
	Dynegy, Inc.
400,000	6.750%, 11/1/19	409,000
	NRG Energy, Inc.
25,000	6.250%, 7/15/22	25,187
175,000	7.250%, 5/15/26[1]	175,000
300,000	6.625%, 1/15/27[1]	285,000
	NRG Yield
	Operating LLC
425,000	5.000%, 9/15/26[1]	408,000
	Talen Energy
	Supply LLC
450,000	4.625%, 7/15/19[1]	428,625
		2,384,687
TOTAL CORPORATE BONDS
(Cost $54,418,611)		54,765,758

Shares
EXCHANGE TRADED FUNDS: 32.7%
93,000	iShares iBoxx
	$High Yield
	Corporate Bond
	ETF	8,049,150
320,125	PowerShares
	Senior Loan
	Portfolio	7,478,120
209,000	SPDR Bloomberg
	Barclays High
	Yield Bond ETF	7,618,050
144,000	SPDR Bloomberg
	Barclays Short
	Term High Yield
	Bond ETF	3,985,920
		27,131,240
TOTAL EXCHANGE TRADED FUNDS
(Cost $27,164,639)		27,131,240
TOTAL INVESTMENTS
IN SECURITIES: 98.7%
(Cost $81,583,250)		81,896,998
Other Assets in Excess
of Liabilities: 1.3%		1,083,416
TOTAL NET ASSETS: 100.0%		$82,980,414

ETF – Exchange Traded Fund
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At December 31, 2016 the value of these securities amounted to $23,691,980 or 28.6% of net assets.

[2]	Variable rate security; rate shown is the rate in effect on December 31, 2016.
^	Does not round to 0.01%

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2016

Principal
Amount†			Value
CORPORATE BONDS: 87.5%

Airlines: 1.0%
		American Airlines
		Group, Inc.
	2,600,000	5.500%, 10/1/19[1]
			$2,697,500

Automotive & Auto Parts: 7.1%
		American Axle &
		Manufacturing, Inc.
	2,500,000	6.250%, 3/15/21	2,587,500
		Autodis S.A.
EUR	1,600,000	4.375%, 5/1/22[2]	1,728,205
		Dongfeng Motor
		Hong Kong
		International
		Co. Ltd.
EUR	3,600,000	1.600%, 10/28/18	3,877,926
		FCA Capital
		Ireland PLC
EUR	500,000	2.625%, 4/17/19	553,311
EUR	2,500,000	1.250%, 9/23/20	2,681,880
		Ford Motor
		Credit Co. LLC
	4,700,000	2.597%, 11/4/19	4,696,202
		Hyundai Capital
		America
	2,600,000	1.750%, 9/27/19	2,560,145
			18,685,169
Banking: 13.7%
		Barclays Bank PLC
GBP	525,000	10.000%, 5/21/21	825,664
	3,000,000	7.750%, 4/10/23[2]	3,165,450
		Credit Agricole S.A.
	2,900,000	8.125%, 9/19/33[2]	3,129,463
		Credit Suisse AG
EUR	2,300,000	5.750%, 9/18/25	2,654,733
		Deutsche Bank AG
	1,200,000	6.000%, 9/1/17	1,228,594
	1,200,000	4.250%, 10/14/21[1]	1,205,918
		Goldman Sachs
		Group, Inc.
	3,000,000	2.241%, 11/15/21[2]	3,017,886
		HSBC Holdings PLC
	3,000,000	3.400%, 3/8/21	3,052,410
		ING Bank NV
	2,000,000	4.125%, 11/21/23
			2,027,650
		Intesa Sanpaolo SpA
	3,700,000	3.875%, 1/15/19	3,768,132
		JPMorgan
		Chase & Co.
	3,000,000	2.112%, 10/24/23[2]	3,062,739
		Morgan Stanley
	3,100,000	2.282%, 10/24/23[2]	3,136,986
		UBS AG
EUR	2,300,000	4.750%, 2/12/26	2,604,974
		UniCredit SpA
	3,100,000	6.375%, 5/2/23	3,138,750
			36,019,349
Broadcasting: 0.8%
		Entertainment
		One Ltd.
GBP	1,500,000	6.875%, 12/15/22	2,019,608

Building Materials: 0.3%
		HeidelbergCement
		Finance
		Luxembourg S.A.
EUR	569,000	7.500%, 4/3/20	736,610
EUR	125,000	3.250%, 10/21/20	145,482
			882,092
Cable/Satellite TV: 2.5%
		Altice Financing S.A.
	2,450,000	6.500%, 1/15/22[1]	2,560,250
		CSC Holdings LLC
	1,200,000	6.750%, 11/15/21	1,293,000
		Virgin Media
		Finance PLC
GBP	2,000,000	7.000%, 4/15/23	2,674,324
			6,527,574
Capital Goods: 2.0%
		NEW Areva
		Holding S.A.
EUR	200,000	4.375%, 11/6/19	220,840
EUR	2,500,000	3.250%, 9/4/20	2,647,214
		Pentair Finance S.A.
EUR	2,000,000	2.450%, 9/17/19	2,216,687

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 87.5% (Continued)

Capital Goods: 2.0% (Continued)
		Wendel S.A.
EUR	200,000	1.875%, 4/10/20	$218,237
			5,302,978
Chemicals: 0.4%
		CNRC Capital Ltd.
EUR	1,100,000	1.871%, 12/7/21	1,159,436

Consumer Products: 0.4%
		Newell Brands, Inc.
EUR	1,000,000	3.750%, 10/1/21	1,177,542

Containers: 0.7%
		Reynolds Group
		Issuer, Inc. /
		Reynolds Group
		Issuer LLC
	1,750,000	5.750%, 10/15/20	1,806,875

Diversified Financial Services: 5.8%
		Arrow Global
		Finance PLC
EUR	1,200,000	4.750%, 5/1/23[2]	1,308,975
		Cabot Financial
		Luxembourg II S.A.
EUR	900,000	5.875%, 11/15/21[2]	960,443
		Centin Finance B.V.
EUR	3,000,000	1.423%, 12/6/21	3,232,458
		Fincantieri SpA
EUR	695,000	3.750%, 11/19/18	756,166
		Huarong Finance II Co. Ltd.
	2,000,000	3.500%, 1/16/18	2,018,530
		Lincoln Finance Ltd.
EUR	2,800,000	6.875%, 4/15/21	3,213,141
		Lock A/S
EUR	700,000	7.000%, 8/15/21	786,795
		Mercury Bondco PLC
EUR	2,700,000	8.250% Cash or
		9.000% PIK,
		5/30/21	3,005,888
			15,282,396
Diversified Media: 0.2%
		Mediaset SpA
EUR	500,000	5.125%, 1/24/19	569,091

Energy: 8.5%
		Antero Resources
		Corp.
	1,250,000	6.000%, 12/1/20	1,287,562
		Delek & Avner
		Tamar Bond Ltd.
	2,300,000	3.839%, 12/30/18[1]	2,343,125
		Gazprom OAO Via
		Gaz Capital S.A.
EUR	2,700,000	3.389%, 3/20/20	2,971,654
		Gulf South
		Pipeline Co. LP
	2,500,000	4.000%, 6/15/22	2,535,400
		Kinder Morgan
		Energy Partners LP
	1,600,000	5.950%, 2/15/18	1,669,445
		Kinder Morgan, Inc.
	1,500,000	3.050%, 12/1/19	1,522,559
		Petrobras Global
		Finance B.V.
EUR	2,300,000	3.250%, 4/1/19	2,480,464
		Petroleos Mexicanos
EUR	2,800,000	3.750%, 3/15/19	3,112,560
		Sabine Pass
		Liquefaction LLC
	2,000,000	5.625%, 2/1/21[2]	2,150,000
		Saipem Finance
		International B.V.
EUR	2,200,000	3.000%, 3/8/21	2,400,714
			22,473,483
Environmental: 0.6%
		Infinis PLC
GBP	1,300,000	7.000%, 2/15/19	1,641,694

Food & Drug Retail: 1.2%
		Walgreens Boots
		Alliance, Inc.
	3,000,000	2.700%, 11/18/19	3,041,829

Food/Beverage/Tobacco: 3.0%
		Bright Food
		Singapore
		Holdings Pte. Ltd.
EUR	770,000	1.625%, 6/3/19	826,495

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 87.5% (Continued)

Food/Beverage/Tobacco: 3.0% (Continued)
		Davide Campari-
		Milano SpA
EUR	2,200,000	2.750%, 9/30/20	$2,468,505
		Kraft Heinz
		Foods Co.
	4,300,000	4.875%, 2/15/25	4,642,091
			7,937,091
Gaming: 1.3%
		International Game
		Technology PLC
EUR	1,600,000	4.125%, 2/15/20	1,820,539
		Snai SpA
EUR	1,400,000	6.000%, 11/7/21[2]	1,511,265
			3,331,804
Healthcare: 3.0%
		LifePoint
		Health, Inc.
	1,850,000	5.500%, 12/1/21	1,925,156
		Mylan NV
	2,200,000	2.500%, 6/7/19[1]	2,189,372
EUR	700,000	1.250%, 11/23/20	750,802
		Teva
		Pharmaceutical
		Finance
		Netherlands II B.V.
EUR	1,000,000	0.375%, 7/25/20	1,045,829
		Teva
		Pharmaceutical
		Finance
		Netherlands III B.V.
	2,000,000	1.700%, 7/19/19	1,966,268
			7,877,427
Homebuilders/Real Estate: 1.0%
		Akelius Residential
		Property AB
EUR	1,250,000	1.500%, 1/23/22	1,322,271
		NE Property
		Cooperatief UA
EUR	100,000	3.750%, 2/26/21	111,127
		SATO Oyj
EUR	1,000,000	2.250%, 9/10/20	1,104,307
			2,537,705
Leisure: 2.4%
		CPUK Finance Ltd.
GBP	1,700,000	7.000%, 2/28/42	2,226,032
		NCL Corp. Ltd.
	2,000,000	4.625%, 11/15/20[1]	2,045,000
		Silk Bidco A/S
EUR	1,800,000	7.500%, 2/1/22	2,017,179
			6,288,211
Metals/Mining: 2.6%
		Anglo American
		Capital PLC
EUR	2,400,000	2.875%, 11/20/20
			2,646,789
		Glencore Finance
		Europe S.A.
GBP	2,600,000	6.500%, 2/27/19	3,525,566
		Rain CII Carbon
		LLC / CII
		Carbon Corp.
	700,000	8.000%, 12/1/18[1]	700,000
			6,872,355
Railroads: 1.7%
		Eastern Creation II
		Investment
		Holdings Ltd.
	2,002,000	2.625%, 11/20/17	2,006,881
EUR	2,400,000	1.500%, 7/29/19	2,580,160
			4,587,041
Services: 2.0%
		Carlson Travel, Inc.
EUR	750,000	4.750%, 6/16/23[2]	806,267
		Cognita
		Financing PLC
GBP	2,000,000	7.750%, 8/15/21	2,625,743
		Manutencoop
		Facility
		Management SpA
EUR	300,000	8.500%, 8/1/20	329,217
		Thomas Cook
		Group PLC
EUR	1,275,000	6.250%, 6/15/22	1,417,897
			5,179,124

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 87.5% (Continued)

Steel: 3.3%
		ArcelorMittal
	3,000,000	6.500%, 3/1/21	$3,300,000
		Bao-trans
		Enterprises Ltd.
EUR	3,300,000	1.625%, 2/23/18	3,513,584
		Shougang Corp.
	2,000,000	3.375%, 12/9/19	1,988,274
			8,801,858
Super Retail: 1.1%
		AA Bond Co. Ltd.
GBP	111,000	4.720%, 7/31/18	143,900
GBP	2,107,000	2.875%, 1/31/22	2,614,485
			2,758,385
Technology: 2.6%
		Alibaba Group
		Holding Ltd.
	1,000,000	2.500%, 11/28/19	1,005,236
		Baidu, Inc.
	2,500,000	2.750%, 6/9/19	2,537,990
		Diamond 1 Finance
		Corp. / Diamond
		2 Finance Corp.
	3,200,000	3.480%, 6/1/19[1]	3,268,458
			6,811,684
Telecommunications: 12.0%
		America Movil
		SAB de CV
EUR	2,500,000	4.125%, 10/25/19	2,914,448
		AT&T, Inc.
	2,100,000	2.450%, 6/30/20	2,087,100
		Bharti Airtel
		International
		Netherlands B.V.
EUR	3,000,000	4.000%, 12/10/18	3,384,466
		Firstgroup PLC
GBP	2,000,000	8.125%, 9/19/18	2,745,688
		Heathrow
		Funding Ltd.
GBP	1,100,000	6.250%, 9/10/18	1,470,950
		HPHT Finance
		15 Ltd.
	2,200,000	2.250%, 3/17/18	2,200,125
		Naviera Armas S.A.
		6.500%, 7/31/23[2]
EUR	200,000		217,364
		SoftBank
		Group Corp.
EUR	1,300,000	4.625%, 4/15/20	1,532,322
		Sprint
		Communications,
		Inc.
	2,850,000	9.000%, 11/15/18[1]	3,149,250
		Sprint Spectrum Co.
		LLC / Sprint
		Spectrum Co. II
		LLC / Sprint
		Spectrum Co.
		III LLC
	2,300,000	3.360%, 3/20/23[1]	2,310,051
		Telecom Italia SpA
GBP	2,600,000	6.375%, 6/24/19	3,509,865
		Telefonica
		Emisiones SAU
GBP	1,300,000	5.375%, 2/2/18	1,676,441
		Wind Acquisition
		Finance S.A.
EUR	2,200,000	4.000%, 7/15/20	2,365,015
		XPO Logistics, Inc.
EUR	1,900,000	5.750%, 6/15/21	2,129,179
			31,692,264
Utilities: 6.3%
		Dynegy, Inc.
	1,000,000	6.750%, 11/1/19	1,022,500
		EDP Finance B.V.
	2,400,000	4.900%, 10/1/19[1]	2,519,765
		EP Energy A/S
EUR	3,400,000	5.875%, 11/1/19	4,065,032
		Israel Electric
		Corp. Ltd.
	500,000	5.625%, 6/21/18	521,450
	2,400,000	7.250%, 1/15/19	2,602,726
		Origin Energy
		Finance Ltd.
EUR	3,000,000	2.875%, 10/11/19	3,391,189

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 87.5% (Continued)

Utilities: 6.3% (Continued)
Senvion Holding
GmbH
6.625%, 11/15/20
EUR	2,300,000		$2,550,027
16,672,689
TOTAL CORPORATE BONDS
(Cost $232,779,950)			230,634,254

BANK LOANS: 5.4%

Aerospace/Defense: 1.2%
Swissport
International AG
	3,000,000	6.250%, 12/3/21[2,3,4,5]
3,211,678

Cable/Satellite TV: 0.8%
Altice
Financing S.A.
	2,000,000	4.000%, 7/24/23[2,3,4,5]
2,131,761

Capital Goods: 0.8%
Paternoster
Holding
IV GmbH
	1,000,000	7.125%, 3/31/22[2,3,4,5]
1,048,707
SLV Holding
GmbH
	1,000,000	4.250%, 12/13/23[2,3,4,5]
1,063,180
2,111,887
Energy: 1.0%
MRH Ltd.
	2,500,000	4.000%, 12/1/23[2,3,4,5]
2,660,701

Super Retail: 0.4%
Coty, Inc.
	997,494	2.750%, 10/27/22[2,3,4,5]
1,057,833

Technology: 0.4%
Equinix, Inc.
	1,000,000	3.250%, 12/7/23[2,3,4,5]
1,061,864

Telecommunications: 0.8%
Eircom Finco Sarl
	2,000,000	4.000%, 5/31/22[2,3,4,5]
2,127,950
TOTAL BANK LOANS
(Cost $14,356,035)			14,363,674

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Principal
Amount†	Value
EXCHANGE TRADED FUNDS: 0.3%
1,895	PIMCO 0-5 Year
High Yield
Corporate Bond
Index ETF	$189,235
19,885	SPDR Barclays
Short Term
Corporate
Bond ETF	607,089
796,324
TOTAL EXCHANGE TRADED FUNDS
(Cost $795,754)	796,324
TOTAL INVESTMENTS
IN SECURITIES: 93.2%
(Cost $247,931,739)	245,794,252
Other Assets in Excess
of Liabilities: 6.8%	17,986,201
TOTAL NET ASSETS: 100.0%	$263,780,453

†	In U.S. Dollars unless otherwise indicated.
EUR – Euro
GBP – Great Britain Pound
ETF – Exchange Traded Fund
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At December 31, 2016 the value of these securities amounted to $24,988,689 or 9.5% of net assets.

[2]	Variable rate security; rate shown is the rate in effect on December 31, 2016.
[3]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[4]	All or a portion of the loan is unfunded.
[5]	Denotes investments purchased on a when-issued or delayed delivery basis.

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2016

The Low Duration Fund had the following forward foreign currency contracts outstanding with the Bank of New York Mellon.

			U.S. Dollar		U.S. Dollar
			Value at		Value at	Unrealized
Settlement	Currency to		December 31,	Currency to	December 31,	Appreciation
Date	be Delivered		2016	be Received	2016	(Depreciation)
1/18/17	EUR	50,000,000	$52,691,107	$54,871,000	$54,871,000	$2,179,893
3/16/17	EUR	53,000,000	56,006,741	56,240,781	56,240,781	234,040
1/18/17	GBP	25,000,000	30,827,875	31,222,750	31,222,750	394,875
			$139,525,723		$142,334,531	$2,808,808

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2016

	Credit	U.S. High	Low
	Opportunities	Yield	Duration
	Fund	Fund	Fund
ASSETS
Investments in securities, at value	$238,788,521	$81,896,998	$245,794,252
(Cost $238,457,337, $81,583,250
and $247,931,739 ) (Note 2)
Restricted cash	505,354	—	—
Cash	16,305,729	313,992	9,830,373
Foreign currency, at value
(Cost $3,103,174, $—
and $15,159,432)	3,087,071	—	15,196,647
Unrealized appreciation on forward
foreign currency exchange contracts	163,861	—	2,808,808
Receivables:
Fund shares sold	738,296	—	384,662
Investment securities sold	625,570	10,781,029	—
Interest receivable	2,769,549	908,408	2,873,673
Dividends receivable	—	81,016	1,694
Due from advisor, net	—	2,839	15,280
Prepaid expenses	28,615	6,722	13,408
Total assets	263,012,566	93,991,004	276,918,797

LIABILITIES
Payables:
Investment securities purchased	8,341,868	10,925,374	12,166,016
Fund shares purchased	2,449,805	—	84,286
Distribution to shareholders	299,557	33,246	728,973
Unrealized on futures	152,481	—	—
Investment advisory fees, net	28,603	—	—
Fund accounting fees	24,816	11,854	14,685
Administration fees	26,416	3,941	17,785
Transfer agent fees	10,185	3,090	62,997
Chief Compliance Officer fees	1,500	1,491	1,500
Custody fees	6,128	2,433	800
Distribution fees	26	—	—
Trustee fees	3,999	1,692	2,874
Accrued service fees	1,589	—	—
Other accrued expenses	45,825	27,469	58,428
Total liabilities	11,392,798	11,010,590	13,138,344
NET ASSETS	$251,619,768	$82,980,414	$263,780,453

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2016 (Continued)

	Credit	U.S. High	Low
	Opportunities	Yield	Duration
	Fund	Fund	Fund
COMPONENTS OF NET ASSETS
Paid-in capital	$251,413,325	$82,761,698	$262,937,855
Undistributed (accumulated)
net investment income (loss)	(79,980)	—	180,078
Accumulated net realized loss on
investments and foreign currency	(34,995)	(95,032)	(50,400)
Net unrealized
appreciation (depreciation) on:
Investments	331,184	313,748	(2,137,487)
Foreign currency	(16,103)	—	37,215
Forward foreign currency
exchange contracts	163,861	—	2,808,808
Foreign currency translation	(5,043)	—	4,384
Futures contracts	(152,481)	—	—
Net assets	$251,619,768	$82,980,414	$263,780,453
Supra Institutional Class:
Net assets	$176,864,757	$82,980,414	$263,780,453
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	16,852,006	7,942,834	26,268,015
Net asset value, offering and
redemption price per share	$10.50	$10.45	$10.04
Institutional Class*:
Net assets	$74,647,749	$—	$—
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	7,113,495	—	—
Net asset value, offering and
redemption price per share	$10.49	$—	$—
Class A*:
Net assets	$107,262	$—	$—
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	10,227	—	—
Net asset value, offering and
redemption price per share	$10.49	$—	$—
Maximum offering price
per share ($10.49/95.75%)	$10.96	$—	$—

*	This class is not offered for U.S. High Yield Fund and Low Duration Fund as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2016

	Credit	U.S. High	Low
	Opportunities	Yield	Duration
	Fund	Fund	Fund
INVESTMENT INCOME
Interest	$7,413,326	$500,456	$908,755
Dividend income	—	179,896	11,758
Total investment income	7,413,326	680,352	920,513

EXPENSES
Investment advisory fees	1,226,829	64,165	175,410
Administration fees	135,065	15,279	23,987
Fund accounting fees	126,432	41,010	18,847
Registration fees	50,881	22,336	42,447
Transfer agent fees	50,376	10,977	67,110
Custody fees	38,323	7,131	2,431
Miscellaneous expense	23,925	7,592	4,663
Audit fees	22,100	21,570	21,600
Reports to shareholders	17,490	3,366	4,065
Trustee fees	15,611	7,349	5,748
Shareholder service fees –
Institutional Class & Class A	13,367	—	—
Chief Compliance Officer fees	9,000	6,741	4,500
Legal fees	6,527	5,492	3,000
Insurance expense	2,773	—	—
Distribution fees – Class A	26	—	—
Total expenses	1,738,725	213,008	373,808
Less: fees waived
and expenses absorbed	(498,503)	(145,340)	(178,907)
Net expenses	1,240,222	67,668	194,901
Net investment income	6,173,104	612,684	725,612

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2016 (Continued)

	Credit	U.S. High	Low
	Opportunities	Yield	Duration
	Fund	Fund	Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	$2,736,261	$9,114	$(50,400)
Forward foreign currency
exchange contracts	1,141,798	—	640,223
Foreign currency and foreign
currency translation	(301,226)	—	(444,895)
Futures contracts	655,370
Swap contracts	(220,687)	—	—
Net realized gain	4,011,516	9,114	144,928
Change in net unrealized
appreciation/depreciation on:
Investments	1,410,434	313,748	(2,137,488)
Forward foreign currency
exchange contracts	44,113	—	2,808,808
Foreign currency and foreign
currency translation	3,797	—	41,599
Futures contracts	(152,481)	—	—
Net unrealized
appreciation/depreciation	1,305,863	313,748	712,919
Net realized and
unrealized gain	5,317,379	322,862	857,847
Net increase in
net assets resulting
from operations	$11,490,483	$935,546	$1,583,459

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$6,173,104	$3,267,730
Net realized gain (loss) on investments, foreign
currency, forward foreign currency exchange
contracts, foreign currency translation, futures
contracts and swap contracts	4,011,516	(670,351)
Change in unrealized appreciation/depreciation
on investments, foreign currency, forward foreign
currency exchange contracts, foreign currency
translation, futures contracts and swap contracts	1,305,863	(1,200,471)
Net increase in net assets
resulting from operations	11,490,483	1,396,908

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(1,129)	—
Supra Institutional Class	(5,104,944)	(3,140,515)
Institutional Class	(1,398,512)	(57,138)
From net realized gain
Class A	(1,076)	—
Supra Institutional Class	(1,796,827)	—
Institutional Class	(746,680)	—
Total distributions to shareholders	(9,049,168)	(3,197,653)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares – Class A (a)	109,335	—
Net increase in net assets derived from net change in
outstanding shares – Supra Institutional Class (b)	25,317,185	50,900,855
Net increase in net assets derived from net change
in outstanding shares – Institutional Class (d)	67,584,446	7,157,829
Total increase in net assets from
capital share transactions	93,010,966	58,058,684
Total increase in net assets	95,452,281	56,257,939

NET ASSETS
Beginning of year	156,167,487	99,909,548
End of year	$251,619,768	$156,167,487
Undistributed (Accumulated)
net investment income (loss)	$(79,980)	$132,356

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(a)	Summary of capital share transactions for Class A shares are as follows:

	Period Ended
	December 31, 2016*
	Shares	Value
Shares sold	10,017	$107,130
Shares issued in
reinvestment
of distributions	210	2,205
Net increase	10,227	$109,335

*	Class A commenced operation on August 31, 2016. Information presented is for the period from August 31, 2016 to December 31, 2016.
(b)	Summary of capital share transactions for Supra Institutional Class shares are as follows:

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Value	Shares	Value
Shares sold	4,338,776	$46,024,880	6,015,276	$62,644,649
Shares issued in
reinvestment
of distributions	589,519	6,231,887	255,949	2,646,633
Shares redeemed (c)	(2,540,747)	(26,939,582)	(1,380,327)	(14,390,427)
Net increase	2,387,548	$25,317,185	4,890,898	$50,900,855

(c)	Net redemption fees of $2,276 and $2,260, respectively.
(d)	Summary of capital share transactions for Institutional Class shares are as follows:

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Value	Shares	Value
Shares sold	6,614,902	$70,263,861	697,550	$7,216,858
Shares issued in
reinvestment
of distributions	202,312	2,134,376	5,551	57,139
Shares redeemed	(450,584)	(4,813,791)	(11,250)	(116,168)
Net increase	6,366,630	$67,584,446	691,851	$7,157,829

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended
December 31,
2016*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$612,684
Net realized gain on investments	9,114
Change in unrealized appreciation/depreciation on investments	313,748
Net increase in net assets resulting from operations	935,546

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Supra Institutional Class	(613,864)
From net realized gain
Supra Institutional Class	(104,162)
Total distributions to shareholders	(718,026)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares – Supra Institutional Class (a)	82,762,894
Total increase in net assets	82,980,414

NET ASSETS
Beginning of period	—
End of period	$82,980,414
Undistributed net investment income	$—

(a)	Summary of capital share transactions for Supra Institutional Class shares are as follows:

	Period Ended
	December 31, 2016*
	Shares	Value
Shares sold	7,893,513	$82,250,000
Shares issued in reinvestment of distributions	49,321	512,894
Shares redeemed	—	—
Net increase	7,942,834	$82,762,894

*	Commenced operations on March 31, 2016. Information presented is for the period from March 31, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended
December 31,
2016*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$725,612
Net realized gain on investments, foreign currency,
forward foreign currency exchange contracts
and foreign currency translation	144,928
Change in unrealized appreciation/depreciation on investments, foreign currency, forward foreign currency exchange contracts
and foreign currency translation	712,919
Net increase in net assets resulting from operations	1,583,459

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Supra Institutional Class	(740,862)
Total distributions to shareholders	(740,862)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares – Supra Institutional Class (a)	262,937,856
Total increase in net assets	263,780,453

NET ASSETS
Beginning of period	—
End of period	$263,780,453
Undistributed net investment income	$180,078

(a)	Summary of capital share transactions for Supra Institutional Class shares are as follows:

	Period Ended
	December 31, 2016*
	Shares	Value
Shares sold	27,061,987	$270,848,802
Shares issued in reinvestment of distributions	1,185	11,889
Shares redeemed	(795,157)	(7,922,835)
Net increase	26,268,015	$262,937,856

*	Commenced operations on June 30, 2016. Information presented is for the period from June 30, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	December 31,
Class A	2016*
Net asset value, beginning of period	$10.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.10
Net realized and unrealized loss on investments	(0.15)
Total from investment operations	(0.05)
Redemption fees proceeds	—	#

LESS DISTRIBUTIONS:
From net investment income	(0.18)
From net realized gain	(0.11)
Total distributions	(0.29)
Net asset value, end of period	$10.49
Total return	(0.52	)%^

SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$107.3
Portfolio turnover rate	260	%^(1)

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.29	%+
After fees waived and expenses absorbed	0.95	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.39	%+
After fees waived and expenses absorbed	2.75	%+

*	Commenced operations on August 31, 2016.
**	Calculated based on the average number of shares outstanding.
#	Does not round to $0.01 per share.
^	Not Annualized.
+	Annualized.
(1)	Portfolio turnover calculated at the Fund level.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

					Period Ended
	Year Ended December 31,				December 31,
Supra Institutional Class	2016	2015	2014		2013*
Net asset value,
beginning of year/period	$10.27	$10.38		$10.37	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.32	0.29		0.26	0.43
Net realized and unrealized
gain (loss) on investments	0.33	(0.14)		0.08	0.37
Total from investment operations	0.65	0.15		0.34	0.80
Redemption fees proceeds	0.00 #	0.00 #		0.00 #	—	#

LESS DISTRIBUTIONS:
From net investment income	(0.31)	(0.26)		(0.31)	(0.31)
From net realized gain	(0.11)	—		(0.02)	(0.12)
Total distributions	(0.42)	(0.26)		(0.33)	(0.43)
Net asset value,
end of year/period	$10.50	$10.27		$10.38	$10.37
Total return	6.34%	1.48%		3.17%	8.19	%^

SUPPLEMENTAL DATA:
Net assets,
end of year/period (millions)	$176.9	$148.5		$99.3	$11.0
Portfolio turnover rate	260%	473%	598	%^(1)	573	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.84%	0.90%		1.35%	2.46	%+
After fees waived and
expenses absorbed	0.60%	0.60%		0.60%	0.60	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.77%	2.47%		1.75%	2.38	%+
After fees waived and
expenses absorbed	3.01%	2.77%		2.50%	4.24	%+

*	Commenced operations on January 3, 2013.
**	Calculated based on the average number of shares outstanding.
#	Does not round to $0.01 per share.
^	Not Annualized.
+	Annualized.
(1)	Portfolio turnover calculated at the Fund level.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended		Period Ended
	December 31,		December 31,
Institutional Class	2016	2015	2014*
Net asset value,
beginning of year/period	$10.27	$10.38	$10.45

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.33	0.27	0.04
Net realized and unrealized
gain (loss) on investments	0.31	(0.12)	(0.03)
Total from investment operations	0.64	0.15	0.01
Redemption fees proceeds	—	—	0.00	#

LESS DISTRIBUTIONS:
From net investment income	(0.31)	(0.26)	(0.06)
From net realized gain	(0.11)	—	(0.02)
Total distributions	(0.42)	(0.26)	(0.08)
Net asset value, end of year/period	$10.49	$10.27	$10.38
Total return	6.20%	1.41%	0.12	%^

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$74.6	$7.7	$0.6
Portfolio turnover rate	260%	473%	598	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.90%	0.97%	1.15	%+
After fees waived and
expenses absorbed	0.64%	0.67%	0.70	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.81%	2.33%	1.27	%+
After fees waived and
expenses absorbed	3.08%	2.63%	1.72	%+

*	Commenced operations on October 15, 2014.
**	Calculated based on the average number of shares outstanding.
#	Does not round to $0.01 per share.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	December 31,
Supra Institutional Class	2016*
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.41
Net realized and unrealized gain on investments	0.35
Total from investment operations	0.76

LESS DISTRIBUTIONS:
From net investment income	(0.30)
From net realized gain	(0.01)
Total distributions	(0.31)
Net asset value, end of period	$10.45
Total return	7.74	%^

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$83.0
Portfolio turnover rate	140	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.83	%+
After fees waived and expenses absorbed	0.58	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	4.01	%+
After fees waived and expenses absorbed	5.25	%+

*	Commenced operations on March 31, 2016. Information presented is for the period from March 31, 2016 to December 31, 2016.
**	Calculated based on the average number of shares outstanding.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	December 31,
Supra Institutional Class	2016*
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.09
Net realized and unrealized loss on investments	0.03
Total from investment operations	0.12

LESS DISTRIBUTIONS:
From net investment income	(0.08)
From net realized gain	—
Total distributions	(0.08)
Net asset value, end of period	$10.04
Total return	1.19	%^

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$263.8
Portfolio turnover rate	7	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.96	%+
After fees waived and expenses absorbed	0.50	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.40	%+
After fees waived and expenses absorbed	1.86	%+

*	Commenced operations on June 30, 2016. Information presented is for the period from June 30, 2016 to December 31, 2016.
**	Calculated based on the average number of shares outstanding.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016

NOTE 1 – ORGANIZATION

The Muzinich Credit Opportunities Fund (“Credit Opportunities Fund”), Muzinich U.S. High Yield Corporate Bond Fund (“U.S. High Yield Fund”), and Muzinich Low Duration Fund (“Low Duration Fund”) (each a “Fund”, collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on January 3, 2013, March 31, 2016, and June 30, 2016, respectively.

The Funds offer three classes of shares: Class A shares, Institutional Shares, and Supra Institutional Shares. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on its relative net assets. While all classes are available for the Credit Opportunities Fund, currently, only Supra Institutional Shares are being offered for U.S. High Yield Fund and Low Duration Fund.

The investment objective of the Credit Opportunities Fund is primarily to provide a high level of income and capital appreciation. The investment objective of the U.S. High Yield Fund is to provide a high level of income on a risk-adjusted basis over a full market cycle.  The investment objective of the Low Duration Fund is to protect capital and generate positive returns under most market conditions.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities, which may include Real Estate Investment Trusts (“REIT’s”), Business Development Companies (“BDC’s”) and Master Limited Partnerships (“MLP’s”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange- traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REIT’s, BDC’s and MLP’s, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by an independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Forward foreign currency exchange contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statements of Assets and Liabilities.

Swap agreements, such as credit default swaps, total return swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service. The independent pricing service includes observable market data inputs in an evaluated valuation methodology.

Futures contracts are priced by an approved independent pricing service. Futures contracts are valued at the Settlement Price on the exchange on which they are principally traded.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments and derivative positions as of December 31, 2016. See the Schedules of Investments for the industry breakout.

Credit Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate
Bonds	$—	$202,389,031	$—	$202,389,031
Bank Loans	—	26,400,460	—	26,400,460
Short-Term
Investments	—	9,999,030	—	9,999,030
Forward Foreign
Currency
Exchange
Contracts	—	163,861	—	163,861
Total Assets	$—	$238,952,382	$—	$238,952,382
Liabilities:
Futures
Contracts	$152,481	$—	$—	$152,481
Total
Liabilities	$152,481	$—	$—	$152,481

U.S High Yield

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate
Bonds	$—	$54,765,758	$—	$54,765,758
Exchange
Traded Funds	27,131,240	—	—	27,131,240
Total Assets	$27,131,240	$54,765,758	$—	$81,896,998

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

Low Duration Fund

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate
Bonds	$—	$230,634,253	$—	$230,634,253
Bank Loans	—	14,363,674	—	14,363,674
Exchange
Traded Funds	796,324	—	—	796,324
Forward Foreign
Currency
Exchange
Contracts	—	2,808,808	—	2,808,808
Total Assets	$796,324	$247,806,735	$—	$248,603,059

The Funds did not invest in any Level 3 securities nor have transfers into or out of Level 1 or 2 during the period.
It is the Funds’ policy to recognize transfers in and transfers out at the fair value as of the end of period.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use forward contracts and swap contracts (types of derivatives), how they are accounted for, and how they affect an entity’s results of operations and financial position. The Funds may use derivatives in various ways. The Funds may, but are not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The Credit Opportunities Fund’s average notional value of forward foreign currency exchange contracts, swap contracts, and futures contracts outstanding during the year ended December 31, 2016, was $15,427,809, $1,346,154, and $(7,757,179), respectively.  The Low Duration Fund’s average notional value for forward foreign currency exchange contracts outstanding during the period ended December 31, 2016 was $47,444,844.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

The average notional amount for forward foreign currency exchange contracts is calculated by the dollar value of open contracts at the end of the previous fiscal year and at each quarter end in the current fiscal year. The notional amount for forward foreign currency exchange contracts is calculated based on the currency being sold converted to U.S. dollars. The average notional amount for swap and futures contracts is based on the monthly notional amounts. The notional amount for swap contracts is the principal value. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The table below shows the effects of derivative instruments on the financial statements.

Statements of Assets and Liabilities
Fair values of derivative instruments as of December 31, 2016:
Credit Opportunities Fund

	Asset Derivatives as		Liability Derivatives as
	of December 31, 2016		of December 31, 2016
	Balance		Balance
	Sheet		Sheet
Instrument	Location	Fair Value	Location	Fair Value
Forward	Unrealized
Foreign	Appreciation
Currency	on Forward
Exchange	Foreign
Contracts	Currency
Exchange
	Contracts	$163,861	None	$—
Interest Rate –			Unrealized
Futures			on Futures
Contracts	None	$—	Contracts	$152,481
		$163,861		$152,481

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

Low Duration Fund

	Asset Derivatives as		Liability Derivatives as
	of December 31, 2016		of December 31, 2016
	Balance		Balance
	Sheet		Sheet
Instrument	Location	Fair Value	Location	Fair Value
Forward	Unrealized
Foreign	Appreciation
Currency	on Forward
Exchange	Foreign
Contracts	Currency
Exchange
	Contracts	$2,808,808	None	$—
		$2,808,808	None	$—

Statements of Operations
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2016:
Credit Opportunities Fund

Change in
Unrealized
	Location of	Realized Gain	Appreciation
	Gain (Loss)	(Loss) on	(Depreciation)
	on Derivatives	Derivatives	on Derivatives
	Recognized	Recognized	Recognized
Instrument	in Income	in Income	in Income
Credit – Swap	Net realized and
Contracts	unrealized gain (loss)
	on swap contracts	$(220,687)	$—

Interest Rate –	Net realized and
Futures	unrealized gain (loss)
Contracts	on futures contracts	655,370	(152,481)

Forward	Net realized and
Foreign	unrealized gain
Currency	on forward
Exchange	foreign currency
Contracts	exchange contracts	1,141,798	44,114

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

Low Duration Fund
Change in
Unrealized
	Location of	Realized Gain	Appreciation
	Gain (Loss)	(Loss) on	(Depreciation)
	on Derivatives	Derivatives	on Derivatives
	Recognized	Recognized	Recognized
Instrument	in Income	in Income	in Income
Forward	Net realized and
Foreign	unrealized gain
Currency	on forward
Exchange	foreign currency
Contracts	exchange contracts	640,223	2,808,808

The U.S. High Yield Fund did not have derivatives activity during the year ended December 31, 2016.
B.
Swap Contracts.  A swap, which may be a customized and privately negotiated agreement or a standardized and exchange-traded contract, obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates for a specified amount of an underlying asset (the “notional” principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of  the two payments). Examples of such swaps may include, but are not limited to, currency swaps, interest rate swaps, total return swaps, and credit default swaps. Payments received by the Funds from swap agreements will result in taxable income, either as ordinary income or capital gains. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well-established and relatively liquid.

C.
Futures Contracts.  Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost effective than actually buying

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Credit Opportunities Fund had futures contracts activity during the year ended December 31, 2016. Realized and unrealized gains and losses are included in the Statements of Operations. The U.S. High Yield Fund and the Low Duration Fund did not have futures contracts activity during the period ended December 31, 2016.

D.
Forward Foreign Currency Exchange Contracts.  During the year ended December 31, 2016, the Credit Opportunities Fund and the Low Duration Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

portfolio securities against the effect of possible adverse movements in foreign exchange rates. When entering into a forward foreign currency exchange contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The unrealized gain or loss on the contracts and the forward rates at the reporting date is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations.

E.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation/depreciation on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation/depreciation on investments and Net realized gain (loss) on investments.

F.
Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

As of December 31, 2016, the Low Duration Fund did not have any post-October or late year losses. As of December 31, 2016, the Credit Opportunities Fund and U.S. High Yield Fund deferred, on a tax basis, post-October losses of $375,873 and $23,497, respectively.

At December 31, 2016, the Low Duration Fund had the following capital loss carryovers available for federal income tax purposes:

Unlimited Expiration
Short-Term	Long-Term
$50,400	$ —

As of December 31, 2016, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns  filed for the last three years.

The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

G.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex- dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

H.
Distributions to Shareholders.  Distributions to shareholders from net investment income for the Credit Opportunities Fund normally are declared and paid on a quarterly basis. Distributions to shareholders from net investment income for the U.S. High Yield Fund and the Low Duration Fund normally are declared and paid on a monthly basis. Distributions are recorded on the ex-dividend date.  Distributions to shareholders from net realized gains for the Funds normally are declared and paid on an annual basis.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

I.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

J.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to the each Fund’s net asset value per share. The Funds charge a 1% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

K.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Valuation Committee as reflecting fair value. Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

M.
Offsetting Agreements.  The Funds are subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of December 31, 2016:
Credit Opportunities Fund

		Gross	Net Amounts
		Amounts	Presented
		Offset in the	in the		Cash
		Statements	Statements		Collateral
	Gross	of Assets &	of Assets &	Financial	Pledged	Net
Description	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Assets
Forward
foreign
currency
exchange
contracts	$163,861	$—	$163,861	$—	$—	$163,861
Futures
contracts	—	—	—	—	—	—
Liabilities
Forward
foreign
currency
exchange
contracts	—	—	—	—	—	—
Futures
contracts	152,481	—	152,481	—	152,481	—
Total	$316,342	$—	$316,342	$—	$152,481	$163,861

Low Duration Fund

		Gross	Net Amounts
		Amounts	Presented
		Offset in the	in the		Cash
		Statements	Statements		Collateral
	Gross	of Assets &	of Assets &	Financial	Pledged	Net
Description	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Assets
Forward
foreign
currency
exchange
contracts	$2,808,808	$—	$2,808,808	$—	$—	$2,808,808
Liabilities
Forward
foreign
currency
exchange
contracts	—	—	—	—	—	—
Total	$2,808,808	$—	$2,808,808	$—	$—	$2,808,808

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

N.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to the tax treatment of foreign currency, forward foreign currency exchange contracts and interest on swap contracts. For the year ended December 31, 2016, the following adjustments were made.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-In
	Income/Loss	Gain/(Loss)	Capital
Credit Opportunities Fund	$119,145	$(119,145)	$—
U.S. High Yield Fund	1,180	16	(1,196)
Low Duration Fund	195,328	(195,328)	—

O.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Muzinich & Co., Inc. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by each Fund. As compensation for its services, the Advisor is entitled to receive a monthly fee. For the Credit Opportunities Fund the Advisor is entitled to a monthly fee at the annual rate of 0.60% based upon the average daily net assets of the Fund. For the U.S. High Yield Fund the Advisor is entitled to a monthly fee at the annual rate of 0.55% based upon the average daily net assets of the Fund.  For the Low Duration Fund the Advisor is entitled to a monthly fee at the annual rate of 0.45% based upon the average daily net assets of the Fund.  The amount of investment advisory fees incurred by the Funds for the year ended December 31, 2016, is disclosed in the Statements of Operations.  The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, leverage interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) to limit total expenses for Class A Shares, Institutional Shares, and Supra Institutional Shares to 0.95%, 0.70% and 0.60%, respectively, of the Credit Opportunities Fund’s average daily net assets, 0.93%, 0.68% and 0.58%, respectively for the

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

U.S. High Yield Fund, and 0.85%, 0.60%, and 0.50%, respectively for the Low Duration Fund. The amount of fees and expenses waived and reimbursed by the Advisor during the year ended December 31, 2016 are disclosed in the Statements of Operations.

The Advisor is permitted to seek reimbursement from each Fund, subject  to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At December 31, 2016, the remaining cumulative unreimbursed amounts paid and/or waived by the Advisor on behalf of the Funds that may be recouped are shown in the table below. The Advisor may recapture a portion of the unreimbursed amounts no later than the date stated.  Any recapture of a fee waived or expense reimbursed should occur prior to the end of the third fiscal year after the waiver or reimbursement.

Credit Opportunities Fund

Expiration	Amount
December 31, 2017	$245,431
December 31, 2018	354,662
December 31, 2019	498,503
Total	$1,098,596

U.S. High Yield Fund

Expiration	Amount
December 31, 2019	$145,340

Low Duration Fund

Expiration	Amount
December 31, 2019	$178,907

The Funds must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustee’s review and approval.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the year ended December 31, 2016, are disclosed in the Statements of Operations.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank NA (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of USBFS.

Pursuant to a Shareholder Service Plan (the “Plan”) adopted by the Trust and established by the Funds with respect to the Class A shares and Institutional Class shares of the Funds, the Advisor is authorized to provide, or arrange for others to provide, personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds (“Shareholder Servicing Activities”). Under the Plan, the Advisor may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide Shareholder Servicing Activities for their clients invested in the Funds. For the year ended December 31, 2016, the shareholder servicing fees incurred by the Funds are disclosed in the Statement of Operations.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of purchases and proceeds from the sales and maturities of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Credit Opportunities Fund	$595,355,024	$473,666,846
U.S. High Yield Fund*	112,395,562	30,797,443
Low Duration Fund**	253,524,020	5,181,025

*	Since the Fund’s inception on March 31, 2016.
**	Since the Fund’s inception on June 30, 2016.

For the year ended December 31, 2016, the cost of purchases and proceeds from the sales of long-term U.S. Government obligations included in the paragraph above, were as follows:

	Purchases	Sales
Credit Opportunities Fund	$111,833,123	$112,064,821

As of December 31, 2016, there were no purchases or sales of U.S. Government securities for U.S. High Yield Fund or Low Duration Fund.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2016, and the year ended December 31, 2015, was as follows:

	Ordinary Income
	December 31, 2016	December 31, 2015
Credit Opportunities Fund	$9,049,168	$3,197,653
U.S. High Yield Fund	718,026	—
Low Duration Fund	740,862	—

Distribution classifications may differ from the Statements of Changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The cost basis of investments for federal income tax purposes at December 31, 2016, was as follows:

	Credit	U.S. High	Low
	Opportunities	Yield	Duration
	Fund	Fund	Fund
Cost of investments	$238,464,395	$81,654,785	$247,931,739
Gross tax unrealized
appreciation	2,288,056	544,125	731,881
Gross tax unrealized
depreciation	(1,963,930)	(301,912)	(2,869,369)
Net tax unrealized
appreciation	324,126	242,213	(2,137,488)
Undistributed
ordinary income	83,881	—	2,988,887
Undistributed long-term
capital gain	195,454	—	—
Total distributable earnings	279,335	—	2,988,887
Other accumulated loss	(397,018)	(23,497)	(8,801)
Total accumulated earnings	$206,443	$218,716	$842,598

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the tax treatment of foreign currency contracts, capital loss carryovers, and wash sales.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank NA (the “Bank”) has made available to the Credit Opportunities Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  During the year ended December 31, 2016, Credit Opportunities Fund did not draw on its line of credit.  Credit facility details for the year ended December 31, 2016 are as follows:

Credit Opportunities Fund

Maximum available credit	$17,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of December 31, 2016	—
Average interest rate	3.50%

Muzinich Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of Muzinich Funds

We have audited the accompanying statements of assets and liabilities of Muzinich Credit Opportunities Fund, Muzinich U.S. High Yield Corporate Bond Fund, and Muzinich Low Duration Fund (the “Funds”), each a series of Professionally Managed Portfolios, including the schedules of investments, as of December 31, 2016, and with respect to Muzinich Credit Opportunities Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and with respect to the period January 3, 2013 (commencement of operations) to December 31, 2013, and for Muzinich U.S. High Yield Corporate Bond Fund the related statement of operations, the statement of changes in net assets, and the financial highlights for the period March 31, 2016 (commencement of operations) to December 31, 2016 and with respect to Muzinich Low Duration Fund the related statement of operations, the statement of changes in net assets, and the financial highlights for the period June 30, 2016 (commencement of operations) to December 31, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and agent banks or by other appropriate audit procedures where replies were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Muzinich Credit Opportunities Fund, Muzinich U.S. High Yield Corporate Bond Fund, and Muzinich Low Duration Fund as of December 31, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2017

Muzinich Funds

EXPENSE EXAMPLES For the Period Ended December 31, 2016 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees distribution (12b-1) and service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/16 – 12/31/16).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The Funds charge a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them. If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees, distribution expenses, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

Muzinich Funds

EXPENSE EXAMPLES For the Period Ended December 31, 2016 (Unaudited) (Continued)

period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Credit Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/16	12/31/16	7/1/16 – 12/31/16*
Class A^
Actual	$1,000.00	$ 994.80	$3.16
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,020.36	$4.82

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/16	12/31/16	7/1/16 – 12/31/16**
Supra Institutional Class
Actual	$1,000.00	$1,015.10	$3.04
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,022.12	$3.05

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/16	12/31/16	7/1/16 – 12/31/16**
Institutional Class
Actual	$1,000.00	$1,014.10	$3.14
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,022.02	$3.15

^	Commenced operations on August 31, 2016.
*
Actual expenses are equal to the annualized net expense ratio for the period of 0.95% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 122/366 (to reflect the period).  Hypothetical expenses are equal to the annualized net expense ratio for the most recent six-month period of 0.95% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/366 (to reflect the one half-year period).

**
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for the Institutional and Supra Institutional shares were 0.60% and 0.70% (reflecting fee waivers in effect), respectively, multiplied by the average account value over the period multiplied by 184/366 (to reflect the one half-year period).

Muzinich Funds

EXPENSE EXAMPLES For the Period Ended December 31, 2016 (Unaudited) (Continued)

U.S. High Yield Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/16	12/31/16	7/1/16 – 12/31/16***
Supra Institutional Class
Actual	$1,000.00	$1,049.80	$2.99
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,022.22	$2.95

Low Duration Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/16	12/31/16	7/1/16 – 12/31/16***
Supra Institutional Class
Actual	$1,000.00	$1,011.90	$2.53
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,022.62	$2.54

***
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for the U.S. High Yield Fund and Low Duration Fund were 0.58% and 0.50% (reflecting fee waivers in effect), respectively, multiplied by the average account value over the period multiplied by 184/366 (to reflect the one half-year period).

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

MUZINICH CREDIT OPPORTUNITIES FUND
MUZINICH U.S. HIGH YIELD CORPORATE BOND FUND

At a meeting held on August 8, 2016, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Muzinich and Co., Inc. (the “Advisor”) for the Muzinich Credit Opportunities Fund and the Muzinich U.S. High Yield Corporate Bond Fund (the “Funds”).  At this meeting and at a prior meeting held on May 23, 2016, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Muzinich Credit Opportunities Fund, the Board noted that the Fund outperformed its peer group median for the year-to-date, one-year, and three-year periods ended March 31, 2016.  The Board also considered the outperformance of the Fund against its broad-based securities market benchmark for the one-year and three-year periods ended March 31, 2016.  The Board noted that the Fund outperformed the Advisor’s other similarly managed accounts for the one-year period ended March 31, 2016.

For the Muzinich U.S. High Yield Corporate Bond Fund, which commenced operations on March 31, 2016, the Board noted the Fund’s short period of operations.
3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to each Fund were generally in line with the fees charged by the Advisor to its similarly managed separate account clients and that where there are differences it is due to a number of factors.

For the Muzinich Credit Opportunities Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%, 0.70% and 0.60% for the Fund’s Class A Shares, Institutional

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Shares and Supra Institutional Shares, respectively (the “Expense Caps”).  The Board noted that the Fund’s advisory fee was equal to its peer group median and average, and the net expense ratio was lower than its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Muzinich U.S. High Yield Corporate Bond Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.93%, 0.68% and 0.58% for the Fund’s Class A Shares, Institutional Shares and Supra Institutional Shares, respectively (the “Expense Caps”) .  The Trustees also noted that the advisory fee and net expense ratio were below its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits to be received in exchange for shareholder servicing fees paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

MUZINICH LOW DURATION FUND

At meetings held on November 16-17, 2015 and May 23, 2016, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered the initial approval of an Investment Advisory Agreement (the “Advisory Agreement”) for the Muzinich Low Duration Fund (the “Fund”), a new series of Professionally Managed Portfolios, with Muzinich & Co., Inc. (the “Advisor”).  At the meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services to be provided by the Advisor to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of the Advisor’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of the day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor that would be involved in the day-to-day activities of the Fund.  The Board reviewed the proposed services the Advisor would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of any additional fees by the Advisor or its affiliates.  The Board also considered the structure of the Advisor’s compliance procedures and the trading capability of the Advisor.  After reviewing the Advisor’s compliance policies and procedures, the Board concluded that the policies and procedures were reasonably designed to prevent a violation of the federal securities laws.  The Board then concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory.

2.
The Fund’s historical performance and the overall performance of the Advisor.  As the Fund was newly created, the Board was unable to review the performance of the Fund.  The Board did consider the performance history of the Advisor with respect to a European fund (“UCIT”) managed by the Advisor with a similar investment strategy.

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

3.
Costs of Services Provided and Profits Realized by the Advisor.  In considering the proposed advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds as determined by Morningstar, as well as all expense waivers and reimbursements.  The Trustees noted that the Advisor had contractually agreed to maintain certain annual expense ratios for the Fund.  The Trustees also took into consideration the services the Advisor provided to its similarly managed UCIT, comparing the fees charged for those management services to the fees charged to the Fund.  The Trustees found that the proposed fees to be charged to the Fund were generally in line with the fees charged by the Advisor to its similarly managed UCIT and that where there are differences it is due to a number of factors.

The Board noted that the proposed advisory fee was 0.45% of the average daily net assets, while the net expense ratio the Advisor had contractually agreed to maintain was 0.85% for Class A, 0.60% for the Institutional Class and 0.50% for the Supra Institutional Class.  The Trustees also noted that the proposed advisory fee and net expense ratio were below its category peer group median.

The Board concluded that the fees to be received by the Advisor were fair and reasonable.
4.
Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, as it had yet to commence operations, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Trustees discussed the likely overall profitability of the Advisor from managing the new Fund.  In assessing possible profitability, the Trustees reviewed the Advisor’s financial information and took into account both the likely direct and indirect benefits to the Advisor from advising the Fund.  The Trustees concluded that the Advisor’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, the Advisor would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather, the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Positions	Length	Occupation	Complex(2)	Held
Name, Address	with the	of Time	During Past	Overseen	During Past
And Age	Trust(1)	Served	Five Years	by Trustees	Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,		Director, PNC
(born 1943)	and	Term;	Talon Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(business consulting);
Fund Services, LLC		May 1991.	formerly, Executive
2020 E. Financial Way			Vice President and Chief
Suite 100			Operating Officer,
Glendora, CA 91741			Integrated Asset
Management (investment
adviser and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;		The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation.
c/o U.S. Bancorp		Since	Officer, Rockefeller Trust
Fund Services, LLC		May 1991.	Co., (prior thereto Senior
2020 E. Financial Way			Vice President), and
Suite 100			Managing Director,
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon, Inc.
(international consumer
products conglomerate.)

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Positions	Length	Occupation	Complex(2)	Held
Name, Address	with the	of Time	During Past	Overseen	During Past
And Age	Trust(1)	Served	Five Years	by Trustees	Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer,		Interested
(born 1973)		Term;	Direxion Funds since		Trustee,
c/o U.S. Bancorp		Since	2013; formerly, Senior		Direxion
Fund Services, LLC		September	Vice President and Chief		Funds,
2020 E. Financial Way		2011.	Financial Officer (and		Direxion ETF
Suite 100			other positions), U.S.		Trust and
Glendora, CA 91741			Bancorp Fund Services,		Direxion
			LLC 1997-2013.		Variable Trust.

Carl A. Froebel	Trustee	Indefinite	Formerly, President and		None.
(born 1938)		Term;	Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May 1991.	Inc. (investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since		Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, AMG
c/o U.S. Bancorp		Since	Executive Vice		Funds;
Fund Services, LLC		May 1991.	President, Investment		Advisory
2020 E. Financial Way			Company Administration,		Board
Suite 100			LLC (mutual		Member,
Glendora, CA 91741			fund administrator).		Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		March	Fund Services, LLC,
2020 E. Financial Way		2013.	since July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Positions	Length	Occupation	Complex(2)	Held
Name, Address	with the	of Time	During Past	Overseen	During Past
And Age	Trust(1)	Served	Five Years	by Trustees	Five Years

Aaron J. Perkovich	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		August	since June 2006.
615 East Michigan St.		2016
Milwaukee, WI 53202

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compli-	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	ance	Since	Compliance Officer,
Fund Services, LLC	Officer	July 2011.	U.S. Bancorp Fund
615 East Michigan St.	Anti-	Indefinite	Services, LLC
Milwaukee, WI 53202	Money	Term;	since August 2004.
	Laun-	Since
	dering	July 2011.
Officer
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Muzinich Funds

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended December 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2012.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Credit Opportunities Fund	0.00%
U.S. High Yield Fund	13.39%
Low Duration Fund	0.00%

Dividends received deduction for the fiscal year ended December 31, 2016 was as follows:

Credit Opportunities Fund	0.00%
U.S. High Yield Fund	8.63%
Low Duration Fund	0.00%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

Credit Opportunities Fund	28.12%
U.S. High Yield Fund	14.53%
Low Duration Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling 1-855-MUZINICH (1-855-689-4642) or by accessing the Funds’ web site at www.muzinichusfunds.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 months ended June 30 is available upon request without charge by calling 1-855-MUZINICH (1-855-689-4642) or by accessing the SEC’s web site at www.sec.gov.

Muzinich Funds

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Form N-Q is available upon request without charge by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, the Funds may mail only one copy of the each Fund’s prospectus and each annual and semi-annual report to those addresses shared  by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-855-MUZINICH (1-855-689-4642) (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ website at www.muzinichusfunds.com.

Muzinich Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
MUZINICH & CO., INC
450 Park Avenue
New York, New York 10022

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK NA Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701 Milwaukee, Wisconsin 53201-0701
1-855-689-4642

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Fund	Class	Symbol	CUSIP
Muzinich Credit	Class A	MZCRX	74316J557
Opportunities Fund	Supra Institutional Class	MZCSX	74316J532
	Institutional Class	MZCIX	74316J540

Muzinich U.S. High Yield	Supra Institutional Class	MZHSX	74316J565
Corporate Bond Fund

Muzinich Low Duration Fund	Supra Institutional Class	MZLSX	4316P132

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Muzinich Credit Opportunities Fund
	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$20,900	$19,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Muzinich U.S. High Yield Corporate Bond Fund
	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$20,900	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	N/A
All Other Fees	N/A	N/A

Muzinich Low Duration Fund
	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$20,900	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Muzinich Credit Opportunities Fund
Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Muzinich U.S. High Yield Corporate Bond Fund
Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Muzinich Low Duration Fund
Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    March 7, 2017

By (Signature and Title)*     /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    March 8, 2017

* Print the name and title of each signing officer under his or her signature.